As filed with the Securities and Exchange Commission on April 28, 1999

                                                Registration Nos. 2-66388
                                                                 811-2990
=========================================================================
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
             Pre-Effective Amendment No. ____              [ ]

             Post-Effective Amendment No. 38               [X]

                                  and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

             Amendment No.  21                             [X]

                           KMA Variable Account
                        (Exact name of Registrant)

                      Keyport Life Insurance Company
                            (Name of Depositor)

                125 High Street, Boston Massachusetts 02110
      (Address of Depositor's Principal Executive Offices (Zip Code)

     Depositor's Telephone Number, including Area Code:  617-526-1400

                James J. Klopper, Vice President & Counsel
                      Keyport Life Insurance Company
               125 High Street, Boston, Massachusetts 02110
                  (Name and Address of Agent for Service)

                                 copy to:
                            Joan E. Boros, Esq.
            Jorden Burt Boros Cicchetti Berenson & Johnson LLP
                    1025 Thomas Jefferson Street, N.W.
                           Washington, DC 20007

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X) on May 3, 1999 pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a) of Rule 485
( ) on [date] pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Units of Interest in the Separate Account under the Contracts

No filing fee is due because an indefintie amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.
==========================================================================

Exhibit List on Page ____

                    CONTENTS OF REGISTRATION STATEMENT



                             The Facing Sheet

                             The Contents Page

                           Cross-Reference Sheet

                                  PART A

                                Prospectus


                                  PART B

                    Statement of Additional Information

                                  PART C

                               Items 24 - 32

                              The Signatures

                                 Exhibits

                           KMA VARIABLE ACCOUNT
                      KEYPORT LIFE INSURANCE COMPANY
                     CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-4

N-4 Item               Caption in Prospectus
 1. . . . . . . . . . .Cover Page

 2. . . . . . . . . . .Definitions
 3. . . . . . . . . . .Summary of Certificate Features
                       Fee Table
                       Examples
                       Explanation of Fee Table and Examples

 4. . . . . . . . . . .Condensed Financial Information
                       Performance Information
 5. . . . . . . . . . .Keyport and the Variable Account
                       Eligible Funds
 6. . . . . . . . . . .Deductions
 7. . . . . . . . . . .Allocations of Purchase Payments
                       Transfer of Variable Account Value
                       Substitution of Securities
                       Modification of the Contract
                       Death Provisions for Non-Qualified Contracts
                       Death Provisions for Qualified Contracts
                       Contract Ownership
                       Assignment
                       Surrenders
                       Annuity Benefits
                       Suspension of Payments
                       Inquiries by Contract Owners
 8. . . . . . . . . . .Annuity Provisions
 9. . . . . . . . . . .Death Provisions for Non-Qualified Contracts
                       Death Provisions for Qualified Contracts
                       Settlement Options
10. . . . . . . . . . .Purchase Payments
                       Variable Account Value
                       Valuation Periods
                       Net Investment Factor
                       Distribution of the Contract
11. . . . . . . . . . .Surrenders
                       Option 1: Income For a Fixed Number of Years
                       Texas Optional Retirement Program
                       Right to Revoke
12. . . . . . . . . . .Tax Status
13. . . . . . . . . . .Legal Proceedings
14. . . . . . . . . . .Table of Contents - Statement of Additional
                          Information

                       Caption in Statement of Additional Information

15. . . . . . . . . . .Cover Page
16. . . . . . . . . . .Table of Contents
17. . . . . . . . . . .Keyport Life Insurance Company
18. . . . . . . . . . .Custodian, Experts
19. . . . . . . . . . .Not applicable
20. . . . . . . . . . .Principal Underwriter
21. . . . . . . . . . .Investment Performance
22. . . . . . . . . . .Variable Annuity Benefits
23. . . . . . . . . . .Financial Statements

                                  PART A

---------------------------------------------------------------------------
                              Prospectus for
                  The Preferred Advisor Variable Annuity

                   Individual Flexible Purchase Payment
                    Deferred Variable Annuity Contract

                                 issued by

                           KMA Variable Account
                                    and
                      Keyport Life Insurance Company

--------------------------------------------------------------------------
This prospectus describes the Preferred Advisor variable annuity contract offered by Keyport Life Insurance Company. The contract is designed to help you in your long-term retirement planning. As of May 1, 1998, the Contracts were no longer offered for sale.

Under the Contract, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Contract. For a summary of the Fixed Account and its features, see Appendix A. The Contracts are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments.

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Contract currently offers eleven investment options, each of which is a Sub-account of KMA Variable Account. Currently, you may choose among the following Eligible Funds.:

STEINROE VARIABLE INVESTMENT TRUST: Stein Roe Money Market Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; and Stein Roe Special Venture Fund, Variable Series

LIBERTY VARIABLE INVESTMENT TRUST (formerly named Keyport Variable Investment Trust): Colonial Growth and Income Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Colonial U.S. Stock Fund, Variable Series; Colonial International Fund for Growth, Variable Series and Newport Tiger Fund, Variable Series

We may make other investment options available in the future.

If you purchased a variable annuity contract before May 1, 1992, you may continue to make purchase payments under that contract subject to the terms and conditions of those contracts and Appendix B on Page 28.

The purchase of a Contract involves certain risks. Investment performance of the Eligible Funds to which you may allocate purchase payments may vary. We do not guarantee any minimum Contract Value for amounts allocated to the Eligible Funds.

The Variable Account may offer other contracts with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other contracts. The agent selling the Contracts has information concerning the eligibility for and the availability of the other contracts.

This prospectus contains important information about the Contracts you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page __ of this prospectus.

The date of this prospectus is May 3, 1999.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             TABLE OF CONTENTS

                                                                 Page
Definitions                                                       3
Summary of Contract Features                                      3
Fee Table                                                         4
Examples
Explanation of Fee Table and Examples                             6
Condensed Financial Information                                   7
Performance Information
Keyport and the Variable Account                                  9
Purchase Payments and Applications                                9
Investments of the Variable Account                               10
     Allocations of Purchase Payments                             10
     Eligible Funds                                               10
     Dollar Cost Averaging                                        12
     Transfer of Variable Account Value                           12
     Limits on Transfers
     Substitution of Eligible Funds and
     Other Variable Account Changes                               13
Deductions                                                        13
     Deductions for Contract Maintenance Charge                   13
     Deductions for Mortality and Expense Risk Charge             14
     Deductions for Daily Sales Charge                            14
     Deductions for Contingent Deferred Sales Charge              14
     Deductions for Transfers of Variable Account Value           15
     Deductions for Premium Taxes                                 15
     Deductions for Income Taxes                                  15
     Total Variable Account Expenses                              15
The Contracts                                                     15
     Variable Account Value                                       15
     Valuation Periods                                            16
     Net Investment Factor                                        16
     Modification of the Contract                                 16
     Right to Revoke                                              16
Death Provisions for Non-Qualified Contracts                      17
Death Provisions for Qualified Contracts                          18
Contract Ownership                                                18
Assignment                                                        18
Surrenders                                                        18
Annuity Provisions                                                19
     Annuity Benefits                                             19
     Income Date and Settlement Option                            19
     Change in Income Date and Settlement Option                  19
     Settlement Options                                           19
     Variable Annuity Payment Values                              20
     Proof of Age, Sex, and Survival of Annuitant                 20
Suspension of Payments                                            21
Year 2000 Matters
Tax Status                                                        21
     Introduction                                                 21
     Taxation of Annuities in General                             21
     Qualified Plans                                              22
     Tax-Sheltered Annuities                                      22
     Individual Retirement Annuities                              23
     Corporate Pension and Profit-Sharing Plans                   23
     Deferred Compensation Plans with Respect to
     Service for State and Local Governments                      23
     Texas Optional Retirement Program                            23
Variable Account Voting Rights                                    23
Distribution of the Contract                                      24
Legal Proceedings                                                 24
Inquiries by Contract Owners                                      24
Table of Contents-Statement of Additional Information             24
Appendix A-The Fixed Account (also known as the
     Guaranteed Rate Account)                                     25
Appendix B-Prior Contracts of the Variable Account                28
Appendix C-Telephone Instructions                                 34
Appendix D-Dollar Cost Averaging                                  35

                                DEFINITIONS

Accumulation Unit: A unit of measurement which we use to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Company ("We", "Us", "Our", "Keyport"): Keyport Life Insurance Company.

Contract Anniversary: Each anniversary of the Issue Date.

Contract Owner ("You"): The person(s) having the privileges of ownership under the Contract.

Contract Value: The sum of the Variable Account Value and the Fixed Account
Value.

Contract Year: Each twelve-month period beginning on the Issue Date and each Contract Anniversary thereafter.

Designated Beneficiary: The person designated to receive any death benefits under the Contract

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account into which purchase payments or Contract Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Contract prior to the Income Date.

In Force: The status of the Contract before the Income Date so long as it is not totally surrendered and there has not been a death of the Annuitant or any Contract Owner that will cause the Contract to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Issue Date: The date when the Contract becomes effective.

Non-Qualified Contract: Any Contract that is not issued under a Qualified
Plan.

Office: Our executive office, which is 125 High Street, Boston,
Massachusetts 02110.

Qualified Contract: Contracts issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code") or a deferred compensation plan for a state and local government or other tax exempt organization under Section 457 of the Code.

Surrender Value: The Contract Value less the deductions made upon a total surrender of the Contract.

Variable Account: KMA Variable Account which is our separate investment account, into which purchase payments under the Contracts may be allocated. The Variable Account is divided into Sub-accounts which invest in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Contract prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our Office.

                       SUMMARY OF CONTRACT FEATURES

Because this is a summary, it does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, which are different from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Contracts.

The Contract

The Contract is a flexible premium deferred variable annuity contract. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. (See Appendix A for more information on the Fixed Account.)

If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase Payments

You may make multiple purchase payments. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the Eligible Funds. Each Eligible Fund holds its assets separately from the assets of the other Eligible Funds. Each has its own investment objectives and policies described in the accompanying prospectuses for the Eligible Funds. Under the Contract, the Variable Account currently invests in the following:

SteinRoe Variable Investment Trust  ("SteinRoe Trust")

Stein Roe Money Market Fund, Variable Series ("SRMMF Sub-account")
Stein Roe Mortgage Securities Fund, Variable Series ("SRMSF Sub-account") Stein Roe Balanced Fund, Variable Series ("SRBF Sub-account")
Stein Roe Growth Stock Fund, Variable Series ("SRGSF Sub-account")
Stein Roe Special Venture Fund, Variable Series ("SRSVF Sub-account")

Liberty Variable Investment Trust  ("Liberty Trust")

Colonial Growth and Income Fund, Variable Series ("CGIF Sub-account") Colonial Strategic Income Fund, Variable Series ("CSIF Sub-account")
Stein Roe Global Utilities Fund, Variable Series ("SRGUF Sub-account") Colonial U.S. Stock Fund, Variable Series ("CUSSF Sub-account")
Colonial International Fund for Growth, Variable Series ("CIFG Sub-account") Newport Tiger Fund, Variable Series ("NTF Sub-account")

The SRMMF-DCA Sub-Account is available only under previously issued Contracts that allocated the initial purchase payment under our Value-Added Dollar Cost Averaging program. This Sub-account was not generally available after July 31, 1993 for the allocation of any payment.

Fees and Charges

     Contingent Deferred Sales Charge

There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender. That charge is based on a table of charges. See page __. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

     Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset values in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

     Daily Sales Charge

We deduct a daily sales charge at an annual rate of .15% of your average daily net asset values in the Variable Account. (See "Deductions for Daily Sales charge".)

     Contract Maintenance Charge

We deduct an annual $36 contract maintenance charge from Variable Account Value for administrative expenses. Prior to the Income Date, we reserve the right to change this charge for future years. (See "Deductions for Contract Maintenance Charge".)

     Premium Taxes

We charge premium taxes against your Contract Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes".)

     Federal Income Taxes

You will not pay federal income taxes on the increases in value of your Contract. However, if you make a withdrawal, in the form of a lump sum payment, annuity payment or make a gift or assignment, you will be subject to federal income taxes on the increases in value of your Contract and may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

You may generally revoke the Contract by returning it to us within 10 days after you receive it. For most states, we will refund the lesser of the initial purchase payment or Contract Value as of the date we receive the returned Contract. You will bear the investment risk during the revocation period. You may ask us for the rules that apply to your state. (See "Right to Revoke".)

                                 FEE TABLE

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases:                             0%

Maximum Contingent Deferred Sales Charge
(as a percentage of purchase payments):                      7%

          Years from Date of Payment     Sales Charge

                    1                         7%
                    2                         6%
                    3                         5%
                    4                         4%
                    5                         3%
                    6                         2%
                    7                         1%
                    8 or later                0%

Maximum Total Contract Owner Transaction Expenses
  (as a percentage of purchase payments):                     7%

Annual Maintenance Charge                                    $36

Variable Account Annual Expenses
(as a percentage of average net assets)

Mortality and Expense Risk Charge:                           1.25%
Daily Sales Charge:                                           .15%
Total Variable Account Annual Expenses:                      1.40%

             SteinRoe Trust and Liberty Trust Annual Expenses1
                  (as a percentage of average net assets)

                           Management         Other           Total Fund
                           Fees (After      Expenses          Operating
                           Any Waiver     (After Any        Expenses (After
                             and/or       Waiver and/or   Any Waiver and/or
Fund                    Reimbursement)2   Reimbursement)2   Reimbursement)2

CGIF                          .65%           .11%                .76%
CIFG                          .90%           .34%               1.24%
CSIF                          .65%           .13%                .78%
CUSSF                         .80%           .10%                .90%
NTF                           .90%           .40%               1.30%
SRGUF                         .65%           .17%                .82%
SRBF                          .45%           .20%                .65%
SRGSF                         .50%           .20%                .70%
SRMMF                         .35%           .27%                .62%
SRMSF                         .40%           .30%                .70%
SRSVF                         .50%           .25%                .75%

1 All Trust expenses are for 1998 and reflect such Trust's adviser's agreement to reimburse expenses above certain limits (See footnote 2).

2 Liberty Trust's manager has agreed until April 30, 2000 to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with generally accepted accounting procedures, and extraordinary expenses, in excess of the following percentage of average net assets of each Eligible Fund in the Liberty Variable Investment Trust, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended: .80% for CSIF; 1.75% for CIFG and NTF, and 1.00% for CGIF, SRGUF and CUSSF. The Liberty Trust's manager was not required to reimburse expenses as of the date of this prospectus.

SteinRoe Trust's Manager has agreed until April 30, 2000 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Eligible Fund: .65% for SRMMF;
 .70% for SRMSF; .75% for SRBF; and .80% for SRGSF and SRSVF. SteinRoe Trust's Manager was not required to reimburse expenses as of the date of this prospectus.

                                 EXAMPLES

Example #1 - If you surrender your Contract at the end of the periods shown you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

   Sub-Account   1 Year   3 Years   5 Years   10 Years

   SRMMF         $ 91      $ 117      $ 153      $ 298
   SRMSF           92        120        157        309
   CGIF            92        122        161        316
   CSIF            93        122        162        319
   SRBF            91        118        154        302
   SRGUF           93        123        164        324
   SRGSF           92        120        157        309
   CUSSF           94        126        168        334
   SRSVF           92        121        160        315
   CIFG            97        136        187        376
   NTF             98        138        190        384

Example #2 - If you annuitize or if you do not surrender your Contract at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

   Sub-Account    1 Year   3 Years   5 Years   10 Years

   SRMMF         $ 21      $ 68      $ 123      $ 298
   SRMSF           22        71        127        309
   CGIF            22        73        131        316
   CSIF            23        73        132        319
   SRBF            21        69        124        302
   SRGUF           23        75        134        324
   SRGSF           22        71        127        309
   CUSSF           24        77        138        334
   SRSVF           22        72        130        315
   CIFG            27        88        157        376
   NTF             28        90        160        384

                   EXPLANATION OF FEE TABLE AND EXAMPLES

The purpose of the fee table is to illustrate the expenses you may directly or indirectly bear under a contract. The table reflects expenses of the Variable Account as well as the Eligible Funds. You should read "Deductions" in this prospectus and the sections relating to expenses of the Eligible Funds in their prospectuses. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

We deduct contingent deferred sales charges only if you totally or partially surrender the Contract. You will not incur a surrender charge in the following instances:

     o In the first Contract Year, you may withdraw an aggregate amount up to the Contract's earnings. Earnings equal the Contract Value at the time of withdrawal less the portion of the purchase payments not previously withdrawn.

     o In the second and later Contract Years you may withdraw the greater of:
         (i)  earnings, or
         (ii) an amount up to 10% of the Contract Value as of the preceding Contract Anniversary.

The examples assume you did not make any transfers. We reserve the right to impose a transfer fee after we notify you. Currently, we do not impose any transfer fee. Premium taxes are not shown. We deduct the amount of any premium taxes (which range from 0% to 5%) from Contract Value upon full surrender, death or annuitization.

The SRMMF-DCA Sub-Account is not shown because it is available under previously issued Contracts only for automatic monthly transfers that will deplete your Sub-account values by the end of either the first or second Contract Year. This Sub-account was not generally available for Contract Owners who began automatic monthly transfers after July 31, 1993. See Appendix D on Page 36.

The fee table and examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "How the Funds are Managed" in the prospectus for SteinRoe Trust, and "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust.

                      CONDENSED FINANCIAL INFORMATION

                         Accumulation Unit Values*

                     Accumulation    Accumulation       Number of
                      Unit Value      Unit Value      Accumulation
                      Beginning         End            Units End
Sub-Account            of Year**      of Year           of Year        Year

Stein Roe Money        $13.780        $14.284            2,099,133    1998
Market Fund             13.288         13.780            2,011,620    1997
("SRMMF")               12.833         13.288            1,937,919    1996
(formerly named         12.322         12.833            1,870,176    1995
Cash Income Fund)       12.036         12.322            2,006,163    1994
                        11.884         12.036            1,406,317    1993
                        11.646         11.884              945,998    1992
                        11.163         11.646            1,090,836    1991
                        10.492         11.163              821,676    1990
                        10.000         10.492              148,835    1989

Stein Roe Money         13.320         14.000               19,490    1998
Market Fund-DCA         12.667         13.320               21,487    1997
("SRMMF-DCA")           12.063         12.667               15,286    1996
(formerly named Cash    11.423         12.063               16,825    1995
Income Fund-DCA)        11.004         11.423               46,801    1994
                        10.715         11.004              384,348    1993
                        10.335         10.715            1,228,989    1992
                        10.000         10.355              513,367    1991

Stein Roe Mortgage      17.874         18.826            2,099,027    1998
Securities Fund         16.621         17.874            2,466,957    1997
("SRMSF") (formerly     16.099         16.621            2,760,649    1996
named Mortgage          14.107         16.099            3,176,177    1995
Securities Income       14.529         14.107            3,002,643    1994
Fund)                   13.865         14.529            3,692,561    1993
                        13.269         13.865            3,006,271    1992
                        11.752         13.269            1,756,957    1991
                        10.923         11.752              601,483    1990
                        10.000         10.923               57,088    1989

Colonial Growth and     19.354         21.211            3,788,331    1998
and Income Fund         15.217         19.354            4,494,000    1997
("CGIF") (formerly      13.099         15.217            3,940,484    1996
named Colonial-Keyport  10.207         13.099            3,443,237    1995
Growth and Income Fund  10.428         10.207            2,866,727    1994
                        10.000         10.428            1,221,301    1993

Colonial Strategic      13.616         14.237            3,020,397    1998
Income Fund ("CSIF")    12.642         13.616            3,802,498    1997
(formerly named         11.684         12.642            3,036,543    1996
Colonial-Keyport        10.014         11.684            2,910,213    1995
Strategic Income Fund)  10.000         10.014              314,502    1994

Stein Roe Balanced      24.497         27.188            7,821,031    1998
Fund ("SRBF")           21.264         24.497            8,702,195    1997
(formerly named         18.650         21.264            9,759,571    1996
Managed Assets Fund)    15.071         18.650           10,314,629    1995
                        15.785         15.071            8,164,856    1994
                        14.646         15.785            7,302,625    1993
                        13.811         14.646            4,438,508    1992
                        10.947         13.811            2,031,594    1991
                        11.183         10.947            1,027,228    1990
                        10.000         11.183              283,776    1989

Stein Roe Global        15.358         17.923            2,640,178    1998
Utilities Fund          12.095         15.358            2,934,611    1997
("SRGUF") (formerly     11.514         12.095            3,519,866    1996
named Colonial-Keyport   8.638         11.514            4,018,271    1995
Utilities Fund)          9.762          8.638            4,028,555    1994
                        10.000          9.762            4,153,150    1993

Stein Roe Growth Stock  35.538         44.829            3,344,812    1998
Fund ("SRGSF")          27.242         35.538            3,592,225    1997
(formerly named         22.780         27.242            3,719,103    1996
Managed Growth          16.770         22.780            3,638,901    1995
Stock Fund)             18.158         16.770            3,415,076    1994
                        17.541         18.158            3,278,749    1993
                        16.681         17.541            2,574,438    1992
                        11.426         16.681            1,294,859    1991
                        11.784         11.426              468,587    1990
                        10.000         11.784              135,505    1989

Colonial U.S. Stock     20.780         24.622            2,759,395    1998
Fund ("CUSSF")          15.935         20.780            2,927,067    1997
(formerly named         13.263         15.935            2,382,491    1996
Colonial-Keyport U.S.   10.369         13.263            1,947,382    1995
Stock Fund and          10.000         10.369              442,457    1994
Colonial-Keyport U.S.
Fund for Growth

Stein Roe Special       31.085         25.351            3,260,203    1998
Venture Fund ("SRSVF")  29.237         31.085            3,987,861    1997
(formerly named         23.357         29.237            4,567,203    1996
Capital Appreciation    21.192         23.357            4,164,352    1995
Fund)                   21.236         21.192            4,371,837    1994
                        15.872         21.236            2,769,483    1993
                        14.058         15.872            1,128,248    1992
                        10.386         14.058              683,185    1991
                        11.578         10.386              216,272    1990
                        10.000         11.578               34,624    1989

Colonial International   9.660         10.761            1,145,641    1998
Fund for Growth         10.075          9.660            2,226,761    1997
("CIFG")(formerly        9.723         10.075            1,243,679    1996
named Colonial-Keyport   9.314          9.723            1,052,842    1995
International Fund      10.000          9,314              872,971    1994
for Growth)

Newport Tiger Fund       8.526          7.867            1,119,721    1998
("NTF") (formerly       12.555          8.526            1,524,488    1997
named Newport-Keyport   11.445         12.555            1,509,794    1996
Tiger Fund)             10.000         11.445              599,500    1995

*Accumulation Unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. See Appendix B (Page 28) for historical values for the contracts described in that appendix.

**Except for SRMMF-DCA and the six Liberty Trust Funds, each $10.00 value is as of May 1, 1989, which is the date the Eligible Fund Sub-account first became available for Accumulation Units based on a 1.40% asset-based charge. The $10.00 value for SRMMF-DCA, CGIF and SRGUF is as of the date the Eligible Fund Sub-account first became available: May 1, 1991; July 1, 1993; and July 1, 1993, respectively. The unit values for the CIFG, CSIF, CUSSF and NTF Sub-accounts were valued at $10.00 on May 2, 1994; July 5, 1994, July 5, 1994, and May 1, 1995, respectively.

Our full financial statements and those of the Variable Account are in the Statement of Additional Information.

                          PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-accounts.

Performance information is not intended to indicate either past performance or future performance of an actual Contract.

The Sub-accounts, other than SRMMF Sub-account, may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding percentage applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. This average annual total return reflects all historical investment results, less all Sub-account and Contract charges and deductions. This would include any contingent deferred sales charge that would apply if you surrendered the Contract at the end of the period indicated. Average total return is not reduced by any premium taxes. Average total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Contract surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

The Sub-accounts may present additional total return information computed on a different basis:

     o First, the Sub-accounts may present total return information as described above, except for the deduction for the contingent deferred sales charge. This presentation assumes that the investment in the Contract continues beyond the period when the contingent deferred sales charge applies. This is consistent with the long-term investment and retirement objectives of the Contract The total return percentage will be higher under this method than the standard method described above.

     o Second, the Sub-accounts may present total return information as described above, except there are no deductions for the contingent deferred sales charge, contract maintenance charge and premium taxes. Because there are no charges deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a twelve-month change rate. For longer periods, it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The percentages would be lower if these charges were included.

     o Third, certain of the Eligible Funds have been available for other annuity contracts prior to the beginning of the offering of the Contracts described in this prospectus. Any performance information for such periods will be based on historical results of Eligible Funds that apply to the Contract for the specified time periods.

Moreover, the performance information for each SteinRoe Trust Sub-account may reflect the investment experience of the current Eligible Funds and Eligible Funds previously available under the Variable Account. The Funds of the SteinRoe Variable Investment Trust replaced these other mutual funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B on Page 28. Performance information for periods prior to May 1, 1989 will reflect historical asset-based charges that are at a lower level than the current asset-based charges.

The SRMMF and SRMMF-DCA Sub-accounts are money market Sub-accounts that may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a fifty-two week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Contract but does not include contingent deferred sales charges and premium taxes. The yield would be lower if these charges were included.

We calculate the effective yield of the Sub-account in a similar manner but, when annualizing such yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

                     KEYPORT AND THE VARIABLE ACCOUNT

We were incorporated in Rhode Island in 1957 as a stock life insurance company. Our executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110. Our home office is at 695 George Washington Highway, Lincoln, Rhode Island 02865.

We write individual life insurance and individual and group annuity contracts on a non-participating basis. We are licensed to do business in all states except New York and are also licensed in the District of Columbia and the Virgin Islands. We are rated A (Excellent) by A.M. Best and Company, independent analysts of the insurance industry. Standard & Poor's ("S&P") rates us AA for very strong financial security, Moody's rates us A2 for good financial strength and Duff & Phelps rates us AA- for very high claims paying ability. The Best's A rating is in the second highest rating category, which also includes a lower rating of A-. S&P and Duff & Phelps have one rating category above AA and Moody's has three rating categories above A. Within the S&P AA category, only AA+ is higher. The Moody's "2" modifier signifies that Keyport is in the middle of the A category while the Duff & Phelps "-" modifier signifies that Keyport is at the lower end of the AA category. These ratings merely reflect the opinion of the rating company as to our relative financial strength and our ability to meet contractual obligations to our policyholders. Even though assets in the Variable Account are held separately from our other assets, our ratings may still be relevant to you since not all of our contractual obligations relate to payments based on those segregated assets.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

We are indirectly owned by Liberty Financial Companies, Inc. and are ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance company.

We established the Variable Account pursuant to the provisions of Rhode Island Law on January 9, 1980. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Contracts are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

                    PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Issue Date. The minimum initial purchase payment is $5,000. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. We may reject any purchase payment or any application.

If your application for a Contract is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error.

We will permit others to act on your behalf in certain instances, including:

     o We will issue a Contract to replace an existing life insurance or we will accept an application for a Contract signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

     o We annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Contract with a copy of an application containing that information. We will send you the Contract and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Contract delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Contract relates only to amounts so confirmed.

                    INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest the purchase payments you applied to the Variable Account in the Eligible Fund Sub-accounts chosen by you. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account. The percentage for each Sub-account, if not zero, must be at least 10% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix C. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Eligible Funds are the separate funds of SteinRoe Variable Investment Trust and Liberty Variable Investment Trust. We and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Contracts.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Sub-accounts in which the Eligible Funds invest. You bear the investment risk that those Sub-accounts possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.

All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Fund prospectuses under the following caption: "The Trust" for the Liberty Trust and SteinRoe Trust.

Liberty Advisory Services Corp. ("LASC"), our subsidiary, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate, serves as sub-adviser for the Eligible Funds (except for Newport Tiger Fund and Stein Roe Global Utilities Fund). Newport Fund Management, Inc., an affiliate, serves as sub-adviser for the Newport Tiger Fund.

Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate, is the investment adviser for each Eligible Fund of SteinRoe Trust and is sub-adviser for Stein Roe Global Utilities Fund of the Liberty Trust

We have briefly described the Eligible Funds below. You should read the current prospectus for the Eligible Funds for more details and complete information. The prospectus is available, at no charge, from a salesperson or by writing to us or by calling (800) 437-4466.

Eligible Funds of SteinRoe and
Variable Account Sub-Accounts      Investment Objective

Stein Roe Money Market Fund,
Variable Series                    High current income from short-term money
(SRMMF and SRMMF-DCA               market instruments while emphasizing
Sub-accounts)*                     preservation of capital and maintaining
                                   excellent liquidity.

Stein Roe Mortgage Securities      Highest possible level of current income
Fund, Variable Series              consistent with safety of principal
(SRMSF Sub-account)                and maintenance of liquidity through
                                   investment primarily in mortgage-backed
                                   securities.

Stein Roe Balanced Fund, Variable  High total investment return through
Series (SRBF Sub-account)          investment in a changing mix of
                                   securities.

Stein Roe Growth Stock Fund,       Long-term growth of capital through
Variable Series                    investment primarily in common stocks.
(SRGSF Sub-account)

Stein Roe Special Venture Fund,    Capital growth by investing primarily
Variable Series                    in common stocks, convertible
(SRSVF Sub-account)                securities, and other securities selected
                                   for prospective capital growth.

* The SRMMF-DCA Sub-account was not generally available after July 31, 1993 for the allocation of an initial purchase payment. See Appendix D on Page 36.

Eligible Funds of Liberty Trust
and Variable Account Sub-Accounts  Investment Objective

Colonial Growth and Income Fund,   Primarily income and long-term capital
Variable Series                    growth and, secondarily, preservation
(CGIF Sub-account)                 of capital.

Colonial Strategic Income Fund,    A high level of current income, as is
Variable Series                    consistent with the prudent risk, and
(CSIF Sub-account)                 maximizing total return, by
                                   diversifying investments primarily in
                                   U.S. and foreign government and high
                                   yield, high risk corporate debt
                                   securities.  The Fund may invest a
                                   substantial portion of its assets in
                                   high yield, high risk bonds (commonly
                                   referred to as "junk bonds").

Stein Roe Global Utilities Fund,   Current income and long-term growth of
Variable Series                    capital and income.
(SRGUF Sub-account)

Colonial U.S. Stock Fund           Long-term capital growth by investing
Variable Series                    primarily in large capitalization
(CUSSF Sub-account)                equity securities.

Colonial International Fund for    Long-term capital growth, by investing
Growth, Variable Series            primarily in non-U.S. equity
(CIFG Sub-account)                 securities. The Fund is non-diversified
                                   and may invest more than 5% of its
                                   total assets in the securities of a
                                   single issuer, thereby increasing the
                                   risk of loss compared to a diversified
                                   fund.

Newport Tiger Fund, Variable       Long-term capital growth by investing
Series (NTF Sub-account)           primarily in equity securities of
                                   companies located in the nine Tigers of
                                   Asia (Hong Kong, Singapore, South
                                   Korea, Taiwan, Malaysia, Thailand,
                                   Indonesia, China and the Philippines).

There is no assurance that the Eligible Funds will achieve their stated objectives.

Dollar Cost Averaging

Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the SRMMF Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the SRMMF Sub-account or the One-Year Guarantee Period. We reserve the right to limit the number of Sub-accounts you may choose; currently, there are no limits. If you wish to participate in the program, you must notify us in writing. The One-Year Guarantee Period option of the program is not available under Contracts issued to New Jersey and Washington residents.

A transfer under the program will not be counted as a transfer for purposes of the limitations in "Transfer of Variable Account Value" below. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The program is described in detail in Appendix D on Page 36. Appendix D also describes the Value-Added Dollar Cost Averaging Program (with its SRMMF-DCA Sub-account), which was not generally available after July 31, 1993 for the allocation of an initial purchase payment.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Contract Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

Currently, we are not charging a transfer fee but we are limiting transfers to 12 per calendar year except as follows:

     o We impose a transfer limit of one transfer every thirty days, or such other period as we may permit, for transfers on behalf of multiple contracts by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer, and

     o We limit each transfer to a maximum of $500,000, or such greater amount as we may permit. We treat all transfer requests for a Contract made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Contract you own. The total combined transfer amount is subject to the $500,000 limitation. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers, and

     o We treat as a single transfer all transfers made on the same day on behalf of multiple Contracts by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The $500,000 limitation applies to such transfers. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers.

If we have executed a transfer with respect to your Contract as part of a multiple transfer request, we will not execute another transfer request for your Contract for thirty days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may cause an adverse affect on the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which all Contract Owners must indirectly bear.

We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. We do not guarantee any maximum transfer fee that we may charge, but the fee will not exceed the cost of effecting a transfer. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix C. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 p.m. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day.
We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account or further investment in the shares of an Eligible Fund is no longer appropriate under the Contract, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:

     o  to operate the Variable Account in any form permitted by law;

     o to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

     o to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

     o  to add, combine or remove Sub-accounts in the Variable Account; and

     o to change how charges are assessed, so long as the total charges do not exceed the maximum amount that may be charged the Variable Account and the Eligible Funds in connection with the Contracts.

                                DEDUCTIONS

Deductions for Contract Maintenance Charge

We charge an annual contract maintenance charge of $36 per Contract Year. Before the Income Date we do not guarantee the amount of the contract maintenance charge and may change it. This charge reimburses us for our expenses incurred in maintaining your Contract. We may not change the contract maintenance charge of any Contract delivered in Pennsylvania, South Carolina, or Texas to be greater than $100 per year. There is no such limit under Contracts delivered in other jurisdictions.

Before the Income Date, we will deduct the contract maintenance charge from the Variable Account Value on each Contract Anniversary and on the date of any total surrender not falling on the Contract Anniversary. On the Income Date, we will subtract a pro-rata portion of the charge due on the next Contract Anniversary from the Variable Account Value. This pro-rata charge covers the period from the prior Contract Anniversary to the Income Date. We will deduct the charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

Once annuity payments begin, on the Income Date or after surrender benefits are applied under a settlement option, the contract maintenance charge is guaranteed not to increase. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee that certain total surrenders after your death or the death of the Annuitant will not mean that payments are reduced by a contingent deferred sales charge or will not result in payments that are lower than the amount of purchase payments less any prior partial surrenders. We also assume an expense risk since the contract maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account (other than the SRMMF-DCA Sub-account from which no deduction is made). The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date. We may deduct less than the full charge from Sub-account values attributable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

Deductions for Daily Sales Charge

We do not deduct the daily sales charge during the annuity period. We deduct from each Sub-account for each Valuation Period, a daily sales charge equal on an annual basis to 0.15% of the average daily net asset value of each Sub-account. We do not deduct this charge from the SRMMF-DCA Sub-account. This charge compensates us for certain sales distribution expenses relating to the Contract.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative daily sales charge limit. We do not deduct this charge from the values of Contracts issued to our employees and other persons specified in "Distribution of the Contract". We may decide not to deduct the charge from Sub-account values attributable to a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Contract when you purchase it. We may deduct such a charge if you surrender your Contract.

To determine whether we will deduct a contingent deferred sales charge if you partially or totally surrender your Contract, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Contract Value over time.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge. You may surrender an amount up to the Contract's earnings. Earnings equal the Contract Value at the time of surrender, less purchase payments not previously surrendered.

After the first Contract Year, we guarantee that a minimum amount of Contract Value will be free of contingent deferred sales charges each year. This amount is equal to 10% of the Contract Value at the beginning of each Contract Year. This 10% amount will be reduced by the amount of each surrender in a year that represents the Contract's increase in value. The amount of any surrender in excess of this increase in value but not in excess of the remaining 10% amount will be free of contingent deferred sales charges. This portion will be deducted from the purchase payments from the oldest payment to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the purchase payments in this order: the amount of any surrender in the first Contract Year in excess of the Contract's increase in value at the time of surrender; and the amount of any surrender in any later Contract Year in excess of the Contract's increase in value at the time of surrender (or in excess of the 10% limit if it applies). The contingent deferred sales charge for each purchase payment from which a deduction is made will be equal to (a) x (b), where:

     (a)  is the amount so deducted; and

     (b) is the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each payment. The applicable percentages for each year are:

                       Year                 Percentage
                         1                       7%
                         2                       6%
                         3                       5%
                         4                       4%
                         5                       3%
                         6                       2%
                         7                       1%
                         8 and thereafter        0%

We calculate the contingent deferred sales charges for each purchase payment. The lesser of this amount and the maximum cumulative sales charge will be deducted from Contract Value in the same manner as the surrender amount. The maximum cumulative sales charge is equal to (a) - (b), where:

     (a)  is 8.5% of the total purchase payments made to the Contract, and

     (b) is the sum of all prior contingent deferred sales charge deductions from the Contract Value and all prior Variable Account sales charges applicable to the Contract from the 0.15% daily sales charge factor. After each surrender, our records will be adjusted to reflect any deductions made from the applicable purchase payments.

The contingent deferred sales charge is used to cover expenses we incur selling the Contract, including compensation paid to selling dealers and the cost of sales literature. We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

The contingent deferred sales charge is not applicable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

We may establish a systematic withdrawal program to allow you to request systematic partial surrenders in the first Contract Year up to 10% of the initial purchase payment. Under this program, we may waive the contingent deferred sales charge on the amount of any partial surrender that is in excess of the Contract's increase in value at the time the surrender occurs. Any such excess surrender amount will not be deducted from the initial purchase payment. This means that the waiver of the contingent deferred sales charge is not a permanent waiver and we can collect the charge in the event that you later make a non-systematic partial or total surrender.

Deductions for Transfers of Variable Account Value

The Contract allows us to charge a transfer fee. Currently, we do not charge such a fee. We will notify you prior to the imposition of any fee. We do not guarantee any maximum transfer fee, but it will not exceed the cost of effecting a transfer. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer.

Deductions for Premium Taxes

We deduct the amount of any premium taxes levied by any state or governmental entity when paid unless we elect to defer such deduction. We can not anticipate precisely the amount of premium tax payable on any transaction involving the Contract. Premium taxes depend, among other things, on the type of Contract (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, our status within such states, and the insurance tax laws of such states. Currently, premium taxes range from 0% to 5.0% of either total purchase payments or Contract Value.

Deductions for Income Taxes

We deduct income taxes from any amount payable under the Contract that a governmental authority requires us to withhold. See "Income Tax
Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

The total Variable Account expenses you will incur are the contract maintenance charge, the mortality and expense risk charge, and the daily sales charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectus.

                               THE CONTRACTS

Variable Account Value

The Variable Account Value for a Contract is the sum of the value of each Sub-account where you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Contract and the appropriate Sub-account. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (EST) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of the Variable Account, we valued each Accumulation Unit at $10.00. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a b) - c, where:

(a) is equal to:

   (i) the net asset value per share of the Eligible Fund at the end of the valuation period; plus

  (ii) the per share amount of any distribution the Eligible Fund made if the "ex-dividend" date occurs during that same valuation period.

(b) is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c) is equal to:

   (i) the valuation period equivalent of the mortality and expense risk charge; plus

  (ii) the valuation period equivalent of the daily sales charge;
       plus

 (iii) a charge factor, if any, for any tax provision established by us as a result of the operations of that Sub-account.

For the SRMMF-DCA Sub-account only, (c)(i) and (c)(ii) above are not applicable.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily sales charge in (c) (ii) above. For Contracts issued to our employees and other persons specified in "Distribution of the Contract", the mortality and expense risk charge in (c) (i) above is.35% and the daily sales charge in (c)(ii) above is eliminated. We may eliminate the daily sales charge in (c)(ii) above for certain Contracts we issue in an internal exchange or transfer.

Modification of the Contract

Only our President or Secretary may agree to alter the Contract or waive any of its terms. A change may be made to the Contract if there have been changes in applicable law or interpretations of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Contract within 10 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Contract is returned within the period. We will treat the returned Contract as if we never issued it and we will refund: (a) the initial purchase payment for Contracts delivered in Connecticut, Georgia, Idaho, North Carolina, South Carolina, Utah, Washington and West Virginia; (b) the Contract Value for Contracts delivered in Arizona, California (if you are age 60 or older; see below), Kansas, Minnesota, North Dakota and Pennsylvania; and (c) the lesser of the initial purchase payment or the Contract Value for Contracts delivered elsewhere, including in California if you are under age 60.

If we deliver your Contract to you in California and you are age 60 or older, you may return the Contract to us or the agent from whom you purchased it. If you return the Contract within 30 days after you receive it, we will refund the Contract Value.

               DEATH PROVISIONS FOR NON-QUALIFIED CONTRACTS

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant

If the Contract is In Force, you or any joint Owner dies or the Annuitant dies under a Contract when a non-natural person such as a trust owns the Contract, we will treat the Designated Beneficiary as the Contract Owner after such a death.

Under this paragraph you are the covered person. However, if there is a non-natural Owner such as a trust, the covered person is the Annuitant. If the covered person dies, we will increase the Contract Value if it is less than the guaranteed minimum death value amount ("GMDV"). Except for certain previously issued Contracts, the GMDV is the greater of:

     (a) the sum of all purchase payments made through the date of death, less all partial surrenders made through the date of death; and

     (b) the Anniversary value. We will compute an "Anniversary Value" for each Contract Anniversary (if any) before the 81st birthday of the covered person and we will use the greatest of such "Anniversary Values". Initially, the "Anniversary Value" for each applicable Contract Anniversary is equal to the Contract Value on that Anniversary. It is then increased by any purchase payments made from that Anniversary until the date of death, and decreased by the following amount at the time of each partial surrender made from that Anniversary until the date of death: the partial surrender amount divided by the Contract Value right before the surrender, multiplied by the "Anniversary Value" right before the surrender.

The GMDV will be different for any Contract issued between July 1, 1993 and before the later of July 5, 1994 and the date we changed the death provisions in the state of issue of a Contract. Contracts on application form number FLEX-APP(REV)3, FLEX-APP-OH(REV)3 or FLEX-APP-PA(REV)3 are affected. You or your agent may call 800-437-4466 to see when the change was made in your state.

The GMDV for such a Contract is the greatest of (a) above, (b) above, and the Contract Value on the seventh Contract Anniversary, plus any purchase payments made from that Anniversary until the date of death, and less any partial surrenders made from that Anniversary until the date of death. The GMDV for any other Contract issued before May 1, 1996 is the greater of (a) above and the Contract Value.

When we receive due proof of the covered person's death, we will compare, as of the date of death, the Contract Value and the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death. We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the covered person's death and the 60th day after we receive proof of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-covered person, we will pay the Surrender Value. If the Contract is not surrendered, it will continue for the time period specified below.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will become the new sole primary Owner as of the decedent's date of the death. If the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the new Annuitant will be the surviving spouse. The Contract can stay In Force until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Contract may remain In Force up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the five-year period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

     o the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

     o payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

     o any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Contract Owner Annuitant. These provisions apply if, while the Contract is In Force, the Annuitant dies, the Annuitant is not a Contract Owner, and the Contract Owner is a natural person. The Contract will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant, otherwise the primary Contract Owner.

                 DEATH PROVISIONS FOR QUALIFIED CONTRACTS

Death of Annuitant. If the Annuitant dies while the Contract is In Force, the Designated Beneficiary will control the Contract. We will increase the Contract Value, as provided below, if it is less than the guaranteed minimum death value amount ("GMDV"). The GMDV is the amount defined on page
17. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Contract Value to the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection that is in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after we are notified of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. If the surrender is made after the applicable 90 or 60 day period, we will pay the Surrender Value.

If the Designated Beneficiary does not surrender the Contract, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise, we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

     o the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

     o payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

     o any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                            CONTRACT OWNERSHIP

The Contract Owner shall be the person designated in the application and may exercise all the rights of the Contract. Joint Contract Owners are permitted. Contingent Contract Owners are not permitted.

You may direct us in writing to change the Contract Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of that person.

Because a change of Contract Owner by means of a gift may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Contract may have limitations on transfer of ownership. You should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

                                ASSIGNMENT

You may assign the Contract at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Contract may have limitations on your ability to assign the Contract.

Because an assignment may be a taxable event, you should consult the plan administrator and a competent tax adviser as to the tax consequences resulting from any such assignment.

                                SURRENDERS

You may partially surrender the Contract by notifying us in writing. The minimum amount to be surrendered must be at least $300. We may permit a lesser amount with a systematic withdrawal program. If the Contract Value after a partial surrender would be below $2,500, we will treat the request as a surrender of only the amount over $2,500. The amount surrendered will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount surrendered from all Sub-accounts of the Variable Account in the proportion that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account.

You may totally surrender the Contract by notifying us in writing. Surrendering the Contract will end it. Upon surrender, you will receive the Surrender Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may purchase for yourself an annuity payment option with any surrender benefit of at least $5,000. If the Contract Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not surrender Settlement Options based on life contingencies after annuity payments have begun. You may surrender Settlement Option 1, described in "Settlement Options" below, which is not based on life contingencies if you have selected a variable payout.

Because of the potential tax consequences of a full or partial surrender, you should consult a competent tax adviser regarding a surrender.

                            ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Contract is In Force, we will begin payments under the payment option or options you have chosen. We determine the amount of the payments on the Income Date by:

     o  applying the Contract Value;

     o  less any premium taxes not previously deducted; and

     o less any applicable contract maintenance charge on the Income Date in accordance with the option selected.

Income Date and Settlement Option

You may select an Income Date and Settlement Option at the time of application. If you do not select a Settlement Option, we automatically choose Option 2. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the first day of the calendar month following the later of:

     o  the Annuitant's 75th birthday, or

     o  the 10th Contract Anniversary.

Change in Income Date and Settlement Option

     o You may choose or change a Settlement Option or Income Date by writing to us at least 30 days before the Income Date. However, any Income Date must be:

     o for variable annuity payment options, not earlier than the second calendar month after the Issue Date;

     o for fixed annuity payment options, not earlier than the first calendar month after the end of the first Contract Year;

     o not later than the calendar month after the Annuitant's 90th birthday; and

     o  the first day of a calendar month.

Settlement Options

Option 1: Income for a Fixed Number of Years;

Option 2: Life Income with 10 Years of Payments Guaranteed; and

Option 3: Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with the Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate.

Unless you choose otherwise, we will apply Variable Account Value to a variable annuity option and Fixed Account Value to a fixed annuity option. The same amount applied to a variable option and a fixed option will produce a different initial payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we may reduce the frequency of payments to a period that will result in each payment being at least $100.

Option 1: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor more than 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

     o the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. This interest rate is 6% per year (5% per year for Oregon
        Contracts), unless you chose 3% per year in writing; less

     o any contingent deferred sales charge due by treating the value defined above as a total surrender. Instead of receiving a lump sum, the payee may elect another payment option and we will not deduct the amount applied to the option by the contingent deferred sales charge above.

If, at the death of the payee, Option 1 payments have been made for less than the chosen number of years:

     o we will continue payments during the remainder of the period to the successor payee; or

     o the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The mortality and expense risk charge is deducted during the Option 1 payment period but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option 1. Under this option, we convert your annual payment into twelve equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor we use which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described above for calculating the present value of remaining payments and (2) use the interest rate that determined the current twelve payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option 1 may be taxed.

Option 2: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

     o we will continue payments during the remainder of the period to the successor payee; or

     o such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option 3: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment or to receive only two annuity payments if both payees die after receipt of the second payment and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by using an annuity purchase rate based on an assumed annual investment return of 6% (5% for Oregon Contracts), unless you choose 3% in writing. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:

     (a)  the sum of all Sub-account payments; less

     (b)  the pro-rata amount of the annual contract maintenance charge.

Currently there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Any change requested must be at least six months after a prior selection.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until we are repaid in full.

                          SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We may suspend or postpone any type of payment from the Variable Account for any period when:

     o the New York Stock Exchange is closed other than customary weekend or holiday closings;

     o  trading on the Exchange is restricted;

     o an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

     o the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the two conditions described above exist.

                             YEAR 2000 MATTERS

Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. This potential problem has become known as the "Year 2000 issue". The Year 2000 issue affects virtually all companies and organizations.

Computer applications that are affected by the Year 2000 issue could impact our business functions in various ways, ranging from a complete inability to perform critical business functions to a loss of productivity in varying degrees. Likewise, the failure of some computer applications could have no impact on critical business functions.

We are assessing and addressing the Year 2000 issue by implementing a four-step plan. The first two steps involve conducting an inventory of all computer applications which support our business functions and prioritizing computer applications which are affected by the Year 2000 issue, based upon the degree of impact each application has on the functioning of our business units. The first two steps of the plan are substantially complete.

The final two steps of the four-step plan involve repairing and replacing affected computer programs and testing them for Year 2000 readiness. For computer applications which are "mission critical" (i.e., their failure would result in our complete inability to perform critical business functions), we expect to complete the final two steps of the plan by June 30, 1999. We expect to complete the repair and replacement of non-critical computer applications by December 31, 1999.

We believe the Year 2000 issue could have a material impact on our operations if we do not implement the four-step plan in a timely manner. However, based upon our progress, we believe we will meet our timetable, and the Year 2000 issue will not pose significant operational problems for our computer systems.

We do not expect the cost of addressing the Year 2000 issue to be material to our financial condition or results of operations.

                                TAX STATUS

Introduction

This discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of current federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Contract is for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code at 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Contract Value, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Contract and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Contract, or annuity payments. A trust or other entity owning a Non-Qualified Contract other than as an agent for an individual is taxed differently; increases in the value of a Contract are taxed yearly whether or not a distribution occurs.

Surrenders, Assignments and Gifts. If you fully surrender your Contract, the portion of the payment that exceeds your cost basis in the Contract is subject to tax as ordinary income. For Non-Qualified Contracts, the cost basis is generally the amount of the purchase payments made for the Contract. For Qualified Contracts, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special 5-year income averaging for lump-sum distributions received before January 1, 2000. A Designated Beneficiary receiving a lump sum surrender benefit after your death or the death of the Annuitant is taxed on the portion of the amount that exceeds your cost basis in the Contract. If the Designated Beneficiary elects to receive annuity payments within 60 days of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Contracts, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Contract Value exceeds purchase payments. Then, to the extent the Contract Value does not exceed purchase payments, such surrenders are treated as a non-taxable return of principal to you. For partial surrenders under a Qualified Contract, payments are treated first as a non-taxable return of principal up to the cost basis and then are taxed as ordinary income. Since the cost basis of Qualified Contracts is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Contract, you will be treated as if you had received the amount assigned or pledged. You will be subject to taxation under the rules applicable to surrenders. If you give away your Contract to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Contract.

A special computational rule applies if we issue to you, during any calendar year, two or more Contracts or one or more Contracts and one or more of our other annuity contracts. Under this rule, the amount of any distribution includable in your gross income is determined under Section 72(e) of the Code. All of the contracts will be treated as one contract. We believe that this means the amount of any distribution under any one Contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Contracts exceeds the cost bases for all the contracts.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Option 1, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by you, Annuitants, and Designated
Beneficiaries under Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received:

     o  after the taxpayer attains age 59-1/2;

     o in a series of substantially equal payments made for life or life expectancy;

     o after the death of the Certificate Owner (or, where the Certificate Owner is not a natural person, after the death of the Annuitant);

     o  if the taxpayer becomes totally and permanently disabled; or

     o under a Non-Qualified Contract's annuity payment option that provides for a series of substantially equal payments, provided only that one purchase payment is made to the Contract, the Contract is not issued as a result of a Section 1035 exchange, and the first annuity payment begins in the first Contract Year.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Contracts unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. You may purchase a Non-Qualified Contract with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

     o the new Contract will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Contracts"

     o purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

     o purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:

        (i)   the penalty tax does not apply to any distribution;

        (ii) partial surrenders are treated first as a non-taxable return of principal and then a taxable return of income; and

        (iii) assignments are not treated as surrenders subject to taxation.

We base our understanding of the above principally on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Contract, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Contract will not be treated as an annuity contract. As a consequence, income earned on a Contract would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, we would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which your control of the investments of a segregated asset account may cause you, rather than us, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Contract. We, however, have reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations. Since no regulations have been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, you are urged to consult with your tax adviser.

Qualified Plans

The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection with them. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity"
(TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Contract or otherwise, only:

     o when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

     o in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Contract, we will notify you if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another TSA or IRA.

Individual Retirement Annuities

Section 408(b) and 408(A) of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity"and "Roth IRA" respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Contract can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Texas Optional Retirement Program

If we are an approved carrier under the Texas Optional Retirement Program ("ORP"), any Contract issued to an ORP participant will contain an ORP endorsement that will amend the Contract in two ways. First, if for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institution of higher education upon its request. Second, no benefits will be payable, through surrender of the Contract or otherwise, unless the participant dies, retires, or terminates employment in all Texas institutions of higher education. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation.

                      VARIABLE ACCOUNT VOTING RIGHTS

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Contract prior to the Income Date. The number of shares held in each Sub-account which are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

                       DISTRIBUTION OF THE CONTRACT

Keyport Financial Services Corp. ("KFSC"), our subsidiary, serves as the principal underwriter for the Contract described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Contracts. Such salespersons are also registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

A dealer selling the Contract can receive up to 6% of purchase payments with additional compensation later based on the Contract Value of those payments. During certain time periods we and KFSC select, the percentage may increase to 6.25%.

Different Contracts are sold to persons who are officers, directors, or employees of ours, trustees or officers of SteinRoe Trust or Liberty Trust, employees of the investment adviser or sub-investment adviser of either Trust, or employees of a company that is under contract with either Trust to provide management or administrative services or to any Qualified Plan established for such persons. Such Contracts are different from the Contracts sold to others in that they are not subject to a contract maintenance charge, asset-based sales charge or the contingent deferred sales charge and they have a mortality and expense risk charge of 0.35% per year.

                             LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the principal underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

                       INQUIRIES BY CONTRACT OWNERS

You may write our Client Service Department with questions about your Contract at 125 High Street, Boston, MA 02110, or call (800) 367-3653.

           TABLE OF CONTENTS-STATEMENT OF ADDITIONAL INFORMATION

                                                                 Page
Keyport Life Insurance Company                                     2
Variable Annuity Benefits                                          2
  Variable Annuity Payment Values                                  2
  Re-Allocating Sub-Account Payments                               3
Principal Underwriter                                              4
Custodian                                                          4
Experts                                                            4
Investment Performance                                             4
  Average Annual Total Return for a Contract
  that is Surrendered and for a Contract that Continues            5
  Change in Accumulation Unit Value                                7
  Yields for SRMMF and SRMMF-DCA Sub-Accounts                      8
Financial Statements                                               9
  KMA Variable Account                                             10
  Keyport Life Insurance Company                                   31

                                APPENDIX A

       THE FIXED ACCOUNT (ALSO KNOWN AS THE GUARANTEED RATE ACCOUNT)

Introduction

This Appendix describes the Fixed Account option available under the Contract. The Fixed Account is not available under either the Contract (form number FLEX(4)V) that is issued to New Jersey residents or the Contract (form number FLEX(4)/WA) that is issued to Washington residents.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of applicable exemptive and exclusionary provisions in the securities laws, our general account, including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Investments in the Fixed Account and Capital Protection Plus

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 10%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have authorized us in writing to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Contract Value.

We currently offer Guarantee Periods of 1, 3, 5, and 7 years. We may change at any time the number and/or length of Guarantee Periods we offer. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of that period.
At that time you must select a different Guarantee Period.

We offer a capital protection plus program. Under this program, we allocate part of the purchase payment to the Guarantee Period you select. Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you select the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase, at the interest rate of 6.75%, to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that Period will not equal the original purchase payment amount.

Fixed Account Value

The Fixed Account Value at any time is equal to:

     o all purchase payments allocated to the Fixed Account plus the interest credited on those payments; plus

     o any Variable Account Value transferred to the Fixed Account plus the interest credited on the transferred value; less

     o any prior partial surrenders from the Fixed Account, including any changes; less

     o  any Fixed Account Value transferred to the Variable Account.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates declared by us for Guarantee Periods of one or more years from the month and day of allocation. Each Guarantee Period will have a basic interest rate and a maturity interest rate. During the Guarantee Period, we will credit interest at the Basic Rate. At the end of the Guarantee Period, we will credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate for the entire Guarantee Period. For certain post-death surrenders occurring before the end of the Guarantee Period (see the last paragraph of this section), we will credit an additional interest amount so that the original allocation amount remaining at the time of surrender will have earned interest at the maturity rate through the time of surrender.

Under this method of crediting interest (unless the post-death surrender exception applies):

     o the maturity rate will be credited only on amounts held for the entire Guarantee Period; and

     o if you or a Designated Beneficiary surrenders or transfers any part of an allocated amount before the end of a Guarantee Period, only the Basic Rate will be credited on that part.

Any basic and maturity interest rates we set will be at least 3.5% per year.

Our method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period you have selected in the Fixed Account. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

With certain deaths, "Death Provisions for Non-Qualified Contracts" and "Death Provisions for Qualified Contracts" provide that the Designated Beneficiary may surrender the Contract within 90 days of the date of death for the Contract Value. In the event such a surrender occurs before the end of the Guarantee Period, we will immediately credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate throughout the Guarantee Period. For a surrender after 90 days, no additional interest amount will be credited.

Transfers when Guarantee Periods End

The total accumulated amount at the end of a Guarantee Period will be transferred to the new Guarantee Period(s) and/or Sub-account(s) of the Variable Account that you have selected in writing. If you have not made a selection, we will automatically transfer the total accumulated amount at the end of the Guarantee Period to the SRMMF Sub-account. If the Guarantee Period selected exceeds the time remaining to the Income Date but does not exceed the time remaining to the latest Income Date allowable under the Contract, the Income Date will automatically change to the latest allowable date, which allows the selected Guarantee Period to go into effect. You may not select a Guarantee Period that would end after the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Contract allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to 12 transfers per calendar year with a $500,000 per transfer dollar limit. See "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to any change in the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. If you have authorized telephone transfers, you will be notified in advance, of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 P.M. Eastern time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

We will deduct the amount of the transfer from the specified values in the manner stated in the next section below.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

Reductions of Guarantee Period Values After a Transfer or Surrender

You must specify in your transfer request from which Guarantee Period's values the transfer is to be made. A partial surrender request may, at your option, specify the Guarantee Period. The specified amount will be deducted from both the allocated purchase amount and its associated interest in the proportion that each bear to their total sum. For example, if $600 is to be deducted from a $800 payment that was allocated for a three-year Guarantee Period and the interest earned up to the date of transfer is $200 (for a total value of $1,000), $480 will be deducted from the payment allocation [($800/$1,000) x $600] and $120 will be deducted from the interest [($200/$1,000) x $600]. The $400 remaining after the transfer or surrender would thus represent $320 of payment allocation and $80 of interest. This $320, if it remains until the end of the Guarantee Period, would receive the Maturity Interest Rate credit described in "Interest Credits".

If a partial surrender request does not specify any Guarantee Period, the ordering rule in "Surrenders" may result in a certain amount of Fixed Account Value being automatically deducted. Any amount determined under that rule will be deducted from each Guarantee Period's values in the proportion that each bears to the total Fixed Account Value. For example, if $500 is to be deducted from two Guarantee Periods' values of $4,000 and $1,000, $400 will be deducted from the first Guarantee Period's values [($4,000/$5,000) x $500] and $100 will be deducted from the second [($1,000/$5,000) x $500]. Each of these amounts (the $400 and the $100 in the example) will then be deducted from the allocated purchase amount and its associated interest in the manner stated in the preceding paragraph.

The above rules automatically determine the amount of the allocated purchase payment and its associated interest that still remains after any transfer or surrender. The rules do not, however, determine in any way the amount of contingent deferred sales charge that may be due since that charge is based on different rules and different records.

Fixed Annuity Payment Values

We determine the dollar amount of each fixed annuity payment by deducting any applicable premium taxes not previously deducted and then dividing the remaining Fixed Account Value by $1,000 and multiplying the result by the greater of:

     o the applicable factor shown in the appropriate table in the Contract; or

     o the factor we currently offer at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

                                APPENDIX B

                  PRIOR CONTRACTS OF THE VARIABLE ACCOUNT

Persons who purchased the variable annuity contracts identified below before May 1, 1992 may continue to make purchase payments under those contracts subject to the terms and conditions of those contracts and this Appendix. All contracts are subject to the transfer limitations and procedures described in "Transfer of Variable Account Value". Persons who purchased non-qualified contracts between April 9, 1981 and September 25, 1981 are not permitted to make any additional purchase payments under those contracts. Such non-qualified contracts are not included in number 4 below.


1. KEYFLEX Contracts (Form #FLEX(4)). The current Eligible Funds are those listed on Page 11. CGIF, SRGUF, CIFG, CUSSF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively.
Accumulation unit values are shown on Page 7. The dollar cost averaging program for use with the SRMMF Sub-Account or the One-Year Guarantee Period of the Fixed Account is available (see "Dollar Cost Averaging" on Page 11).

2. KEYFLEX Contracts (Form #FLEX-I). The current Eligible Funds are those listed on Page 11. CGIF, SRGUF, CIFG, CUSSF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively.
SRMMF, SRMSF, SRBF, SRGSF and SRSVF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 29.

3. FLEX 2 Contracts (Form #FLEX-II). The current Eligible Funds are those listed on Page 11. CGIF, SRGUF, CIFG, CUSSF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively.
SRMMF, SRMSF, SRBF, SRGSF and SRSVF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 30.

4. All K-100 and KeySource Contracts (Form #VA-1-81) Other than those Identified in Numbers 5 and 6 below. The current Eligible Funds are those listed on Page 11. CGIF, SRGUF, CIFG, CUSSF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively.
SRMMF, SRMMF, SRBF, and SRSVF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Money Market/Options Investments, Inc.; Managed Assets Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Pages 31-32.


5. K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code. The current Eligible Mutual Funds are: Evergreen Money Market Fund - A, Evergreen Diversified Bond Fund - A, Evergreen High Income Bond Fund - A, Evergreen Strategic Income Fund - A, Evergreen Blue Chip Fund - A and Evergreen Small Company Growth Fund - A. On January 23, 1998, the fund names for High Income Bond Fund (B-4), Keystone Liquid Trust, Growth and Income Fund (S-1), Mid-Cap Growth Fund (S-3) and Small Company Growth (S-4) were changed to Evergreen High Income Bond Fund - A, Evergreen Money Market - A, Evergreen Blue Chip
- A, Evergreen Strategic Growth Fund - A and Evergreen Small Company Growth Fund - A, respectively. In addition, the fund names for Diversified Bond Fund (B-2) and Qualified Bond Fund (B-1) were changed to Evergreen Diversified Bond Fund - A. Accumulation unit values are shown on Pages 33-
34. As of July 1997, Evergreen Money Market Fund - A (formerly named Keystone Liquid Trust) and Evergreen Strategic Growth Fund - A (formerly named Mid-Cap Growth Fund and Keystone Custodian Fund, Series S-3) were no longer eligible funds available for investment.


6. All Other K-100 Qualified Contracts (Form #VA-1-81) Issued Before September 25, 1981. The current Eligible Funds are those listed on Page 11. CGIF, SRGUF, CIFG, CUSSF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, SRMMF, SRGSF, SRSVF and SRSVF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Keystone Liquid Trust; Money Market/Options Investments,
Inc.; and Growth and Income Fund, Mid-Cap Growth Fund, and Small Company Growth Fund (formerly named Keystone Custodian Fund, Series S-1, S-3, and S-4, respectively). Accumulation unit values for 1989-1996 are shown on Page 32 and values for 1987-1988 are shown on Pages 33-34.

      ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER TWO

                      Accumulation     Accumulation     Number of
                       Unit Value      Unit Value      Accumulation
                       Beginning          End           Units End
Sub-Account            of Year*         of Year          of Year       Year


Stein Roe Money Market  $17.348          $18.009           100,397    1998
Fund (formerly named     16.704           17.348           128,486    1997
Cash Income Fund)        16.108           16.704           177,787    1996
                         15.443           16.108           204,597    1995
                         15.062           15.443           475,023    1994
                         14.849           15.062           514,598    1993
                         14.530           14.849           582,150    1992
                         13.906           14.530           907,810    1991
                         13.052           13.906         1,756,598    1990
                         12.118           13.052         1,993,108    1989

Colonial U.S. Stock      20.227           24.003            43,556    1998
Fund (formerly named     15.488           20.227            47,700    1997
Colonial-Keyport U.S.    12.871           15.488            57,589    1996
Stock Fund and           10.048           12.871            73,706    1995
Colonial-Keyport         10.000 (8/11/94) 10.048             5,259    1994
U.S. Fund for Growth)

Stein Roe Mortgage       19.882           20.972           116,120    1998
Securities Fund          18.460           19.882           138,209    1997
(formerly named          17.853           18.460           164,783    1996
Mortgage Securities      15.617           17.853           189,804    1995
Income Fund)             16.065           15.617           233,588    1994
                         15.307           16.065           299,033    1993
                         14.627           15.307           381,266    1992
                         12.936           14.627           443,240    1991
                         12.005           12.936           503,751    1990
                         10.773           12.005           601,466    1989

Colonial Growth          19.537           21.445            63,550    1998
and Income Fund          15.338           19.537            79,459    1997
(formerly named          13.184           15.338            68,918    1996
Colonial-Keyport         10.258           13.184            57,955    1995
Growth and Income Fund)  10.464           10.258            66,152    1994
                         10.000 (7/22/93) 10.464            20,759    1993

Stein Roe Balanced Fund  40.111           44.584           406,222    1998
(formerly named Managed  34.765           40.111           498,914    1997
Assets Fund)             30.445           34.765           595,783    1996
                         24.566           30.445           714,638    1995
                         25.692           24.566           861,315    1994
                         23.802           25.692         1,055,478    1993
                         22.412           23.802         1,241,344    1992
                         17.737           22.412         1,462,279    1991
                         18.092           17.737         1,633,069    1990
                         14.959           18.092         1,882,766    1989

Stein Roe Global         15.396           17.994            17,624    1998
Utilities Fund           12.107           15.396            13,807    1997
(formerly named          11.508           12.107            20,126    1996
Colonial-Keyport          8.621           11.508            27,533    1995
Utilities Fund)           9.727            8.621            31,506    1994
Colonial-Keyport         10.000 (7/21/93)  9.727            52,776    1993
Utilities Fund)

Colonial Strategic       13.597           14.239           278,009    1998
Income Fund (formerly    12.606           13.597           331,692    1997
Named Colonial-Keyport   11.633           12.606           392,216    1996
Strategic Income Fund)   10.000 (1/19/95) 11.633           486,417    1995
                         Available in 1994 but no accumulation units were purchased.

Colonial International    9.712           10.836            67,742    1998
Fund for Growth          10.114            9.712            17,002    1997
(formerly named           9.747           10.114            38,348    1996
Colonial-Keyport          9.323            9.747            34,733    1995
International fund for   10.000 (5/3/94)   9.323            24,303    1994
Growth

Stein Roe Growth Stock   38.146           48.190           185,449    1998
Fund (formerly named     29.198           38.146           223,973    1997
Managed Growth Stock     24.378           29.198           231,419    1996
Fund)                    17.919           24.378           239,514    1995
                         19.374           17.919           294,345    1994
                         18.687           19.374           327,760    1993
                         17.744           18.687           377,851    1992
                         12.137           17.744           346,524    1991
                         12.498           12.137           409,288    1990
                          9.635           12.498           525,196    1989

Stein Roe Special        41.320           33.749           182,408    1998
Venture Fund (formerly   38.805           41.320           218,638    1997
Named Capital            30.953           38.805           270,844    1996
Appreciation Fund and    28.043           30.953           285,923    1995
Aggressive Stock Fund)   28.059           28.043           301,017    1994
                         20.939           28.059           316,873    1993
                         18.519           20.939           404,666    1992
                         13.662           18.519           424,426    1991
                         15.206           13.662           730,255    1990
                         11.751           15.206           667,685    1989

Newport Tiger Fund        7.652            7.071             7,872    1998
(formerly named          11.252            7.652             3,797    1997
Newport-Keyport          10.242           11.252            23,324    1996
Tiger Fund               10.000 (6/8/95)  10.242             4,861    1995


*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

     ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER THREE

                      Accumulation     Accumulation     Number of
                       Unit Value      Unit Value      Accumulation
                       Beginning          End           Units End
Sub-Account            of Year*         of Year          of Year      Year


Stein Roe Money Market  $16.994          $17.624            2,008    1998
Fund (formerly named     16.379           16.994           11,719    1997
Cash Income Fund)        15.810           16.379           12,242    1996
                         15.173           15.810           16,359    1995
                         14.813           15.173           25,550    1994
                         14.617           14.813           16,027    1993
                         14.317           14.617           28,411    1992
                         13.717           14.317           43,912    1991
                         12.886           13.717           63,361    1990
                         11.976           12.886           50,088    1989

Colonial U.S. Stock      18.923           22.433                0    1998
Fund (formerly named     14.503           18.923              688    1997
Colonial-Keyport U.S.    12.065           14.503              689    1996
Stock Fund and           10.000 (3/7/95)  12.065            1,642    1995
Colonial-Keyport U.S.    Available in 1994 but no accumulation units were
Fund for Growth)         purchased

Stein Roe Mortgage       19.764           20.827           14,578    1998
Securities Fund          18.369           19.764           15,069    1997
(formerly name           17.783           18.369           15,996    1996
Mortgage Securities      15.571           17.783           16,594    1995
Income Fund)             16.033           15.571           21,047    1994
                         15.292           16.033           23,129    1993
                         14.627           15.292           18,834    1992
                         12.949           14.627           19,947    1991
                         12.029           12.949           20,699    1990
                         10.804           12.029              831    1989

Colonial Growth and      10.293           11.287            1,814    1998
Income Fund (formerly    10.000( / /97)   10.293              687    1997
Named Colonial-Keyport   Available in 1993, 1994, 1995 and 1996 but no
Growth and Income Fund)  accumulation units were purchased.

Stein Roe Balanced Fund  38.494          42.745           27,878     1998
(formerly named Managed  33.396          38.494           28,016     1997
Assets Fund              29.276          33.396           30,978     1996
                         23.646          29.276           36,360     1995
                         24.754          23.646           44,913     1994
                         22.956          24.754           54,901     1993
                         21.636          22.956           59,345     1992
                         17.140          21.636           72,706     1991
                         17.501          17.140           77,976     1990
                         14.484          17.501           86,066     1989

Stein Roe Global         Available in 1993, 1994, 1995, 1996, 1997 and 1998
Utilities Fund           but no accumulation units were purchased.
formerly named
Colonial-Keyport
Utilities Fund)

Colonial Strategic       13.105          13.710           20,161    1998
Income Fund (formerly    12.161          13.105           23,147    1997
Named Colonial-Keyport   11.234          12.161           26,307    1996
Strategic Income Fund    10.000(3/14/95) 11.234           29,901    1995
                         Available in 1994 but no accumulation units were purchased.

Colonial International    9.733          10.849               58    1998
Fund for Growth          10.146           9.733               58    1997
(formerly named           9.788          10.146              537    1996
Colonial-Keyport          9.371           9.788              540    1995
International Fund for   10.000 (5/24/94) 9.371              599    1994
Growth)

Stein Roe Growth Stock   34.883          44.025            4,594    1998
Fund (formerly named     26.727          34.883            4,701    1997
Managed Growth Stock     22.337          26.727            5,077    1996
Fund)                    16.435          22.337            4,239    1995
                         17.787          16.435            6,259    1994
                         17.173          17.787            6,593    1993
                         16.323          17.173            8,430    1992
                         11.176          16.323            3,630    1991
                         11.520          11.176            3,545    1990
                          8.889          11.520            5,212    1989

Stein Roe Special        42.093          34.347           19,836    1998
Venture Fund (formerly   39.571          42.093           22,741    1997
named Capital            31.595          39.571           24,773    1996
Appreciation Fund        28.653          31.595           24,833    1995
And Aggressive           28.059          28.653           29,605    1994
Stock fund)              21.437          28.059           39,376    1993
                         18.978          21.437           47,198    1992
                         14.014          18.978           40,776    1991
                         15.614          14.014           40,304    1990
                         12.078          15.614           50,936    1989

Newport Tiger Fund        7.046           6.505            1,476    1998
(formerly named          10.371           7.046            1,477    1997
Newport-Keyport          10.000 (2/5/96) 10.371            1,762    1996
Tiger Fund)              Available in 1995 but no accumulation units were
                         purchased


*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.


             1989-1998 ACCUMULATION UNIT VALUES FOR CONTRACTS

                     DESCRIBED IN NUMBERS FOUR AND SIX

                      Accumulation     Accumulation     Number of
                       Unit Value      Unit Value      Accumulation
                       Beginning          End           Units End
Sub-Account            of Year*         of Year          of Year      Year


Stein Roe Money Market  $24.421          $25.413           639,325    1998
Fund (formerly named     23.457           24.421           743,550    1997
Cash Income Fund)        22.563           23.457           885,248    1996
                         21.580           22.563           930,979    1995
                         20.996           21.580         1,184,102    1994
                         20.648           20.996         1,384,339    1993
                         20.155           20.648         1,697,243    1992
                         19.243           20.155         2,138,976    1991
                         18.016           19.243         2,936,979    1990
                         16.686           18.016         3,493,117    1989

Colonial U.S. Stock      20.091           23.900            50,149    1998
Fund (formerly named     15.346           20.091            28,870    1997
Colonial-Keyport U.S.    12.722           15.346            28,128    1996
Stock Fund and Colonial  10.000 (1/13/95) 12.722            22,589    1995
-Keyport U.S. Fund for   Available in 1994 but no accumulation units were
Growth)                  purchased.

Stein Roe Mortgage       18.734           19.809            43,444    1998
Securities Fund          17.352           18.734            42,325    1997
(formerly named          16.740           17.352            42,934    1996
Mortgage Securities      14.608           16.740            68,359    1995
Income Fund)             14.990           14.608            72,190    1994
                         14.248           14.990           114,507    1993
                         13.582           14.248            85,079    1992
                         11.983           13.582            78,913    1991
                         11.093           11.983            60,390    1990
                         10.000 (1/13/89) 11.093            12,608    1989

Colonial Growth and      19.503           21.460            22,165    1998
Income Fund (formerly    15.274           19.503            13,889    1997
Named Colonial-Keyport   13.097           15.274            16,326    1996
Growth and Income Fund)  10.165           13.097            13,781    1995
                         10.344           10.165            10,136    1994
                         10.000 (8/3/93)  10.344             8,415    1993

Stein Roe Balanced Fund  40.240           44.837           198,156    1998
(formerly named Managed  34.791           40.240           212,648    1997
Assets Fund)             30.394           34.791           266,198    1996
                         24.465           30.394           296,617    1995
                         25.524           24.465           299,672    1994
                         23.589           25.524           348,975    1993
                         22.156           23.589           339,963    1992
                         17.492           22.156           372,220    1991
                         17.799           17.492           356,575    1990
                         14.681           17.799           459,250    1989

Stein Roe Global         15.564           18.235             9,953    1998
Utilities Fund           12.209           15.564             9,597    1997
(formerly named          11.577           12.209            13,770    1996
Colonial-Keyport          8.651           11.577            24,359    1995
Utilities Fund)           9.737            8.651            18,049    1994
                         10.000 (7/21/93)  9.737            23,195    1993

Colonial Strategic       13.279           13.939           410,209    1998
Income Fund (formerly    12.281           13.279           444,370    1997
Named Colonial-Keyport   11.305           12.281           446,354    1996
Strategic Income Fund)   10.000 (2/28/95) 11.305           465,616    1995
                         Available in 1994 but no accumulation units were purchased.

Colonial International     9.855          11.022            18,039    1998
Fund for Growth           10.238           9.855            20,489    1997
(formerly named            9.842          10.238            21,566    1996
Colonial-Keyport           9.390           9.842            27,992    1995
International Fund        10.000 (5/25/94) 9.390            44,610    1994
For Growth)

Stein Roe Growth Stock    88.236         111.743            83,655    1998
Fund (formerly named      67.374          88.236            61,394    1997
Managed Growth Stock      56.113          67.374            66,920    1996
Fund)                     41.147          56.113            60,347    1995
                          44.377          41.147            56,165    1994
                          42.701          44.377            66,644    1993
                          40.447          42.701            67,611    1992
                          27.598          40.447            54,873    1991
                          28.349          27.598            43,639    1990
                          21.801          28.349            38,197    1989

Stein Roe Special         84.183          68.927           193,700    1998
Venture Fund (formerly    78.867          84.183           258,066    1997
Named Capital             62.755          78.867           270,716    1996
Appreciation Fund and     56.716          62.755           329,680    1995
Aggressive Stock Fund)    56.611          56.716           346,355    1994
                          42.142          56.611           398,198    1993
                          37.181          42.142           446,136    1992
                          27.361          37.181           466,795    1991
                          30.380          27.361           581,842    1990
                          23.420          30.380           611,392    1989

Newport Tiger Fund         7.837           7.260            22,116    1998
(formerly named Newport-  11.496           7.837            21,662    1997
Keyport Tiger Fund)       10.438          11.496            15,623    1996
                          10.000(5/24/95) 10.438            15,701    1995


*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.


        ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED
                        IN NUMBER FIVE (1989-1998)


                      Accumulation     Accumulation     Number of
                       Unit Value      Unit Value      Accumulation
                       Beginning          End           Units End
Sub-Account            of Year          of Year          of Year      Year


Evergreen Money Market  $24.432          $24.435           2,840     1998
Fund - A (formerly       23.930           24.432               0     1997
Keystone Liquid Trust)   23.122           23.930          18,450     1996
                         22.238           23.122          21,828     1995
                         21.718           22.238          21,067     1994
                         21.483           21.718          24,968     1993
                         21.102           21.483          27,163     1992
                         20.269           21.102          58,684     1991
                         19.042           20.269          76,538     1990
                         17.724           19.042          83,706     1989

Evergreen Diversified    39.560           40.990           2,237     1998
Bond Fund - A (formerly  36.980           39.560             148     1997
Keystone Custodian       35.378           36.980             708     1996
Fund, Series B-2 and     31.149           35.378             558     1995
Keystone Custodian       33.798           31.149             414     1994
Fund, Series B-1)        29.983           33.798             254     1993
                         27.600           29.983             149     1992
                         23.489           27.600             714     1991
                         24.242           23.489             851     1990
                         23.330           24.242           1,392     1989

Evergreen High Income    35.860           36.441             380     1998
Bond Fund - A (formerly  33.468           35.860             371     1997
Keystone Custodian       30.569           33.468             481     1996
Fund, Series B-4)        28.120           30.569             527     1995
                         32.345           28.120             514     1994
                         25.880           32.345             579     1993
                         22.132           25.880             571     1992
                         15.763           22.132           3,596     1991
                         20.364           15.763           4,427     1990
                         21.699           20.364           5,688     1989


(Accumulation unit values continue on the next page)


        ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED
                  IN NUMBER FIVE (1989-1998) (CONTINUED)



                      Accumulation     Accumulation     Number of
                       Unit Value      Unit Value      Accumulation
                       Beginning          End           Units End
Sub-Account            of Year*         of Year          of Year      Year


Evergreen Strategic    $52.599           $52.077                9     1998
Income Fund - A         46.815            52.599            2,524     1997
(formerly Keystone      44.970            46.815            3,352     1996
Custodian Fund,         33.423            44.970            3,693     1995
Series S-3)             35.401            33.423            6,753     1994
                        32.874            35.401            7,178     1993
                        31.567            32.874            7,388     1992
                        22.434            31.567           20,839     1991
                        24.838            22.434           18,451     1990
                        20.108            24.838           20,928     1989

Evergreen Blue Chip     66.572            78.068            3,274     1998
Fund - A (formerly      50.864            66.572            3,669     1997
Keystone Custodian      43.376            50.864            2,664     1996
Fund, Series S-1)       33.202            43.376            4,179     1995
                        35.621            33.202            5,248     1994
                        32.763            35.621            6,382     1993
                        33.076            32.763            7,180     1992
                        25.924            33.076           14,956     1991
                        27.459            25.924           18,927     1990
                        21.801            27.459           21,757     1989

Evergreen Small Company 47.822            39.622            5,448     1998
Growth Fund - A         41.893            47.822            6,529     1997
(formerly Keystone      42.685            41.893           10,123     1996
Custodian Fund,         32.263            42.685            9,696     1995
Series S-4)             32.527            32.263           12,813     1994
                        26.208            32.527           13,929     1993
                        24.094            26.208           16,338     1992
                        14.071            24.094           53,908     1991
                        15.122            14.071           61,931     1990
                        12.355            15.122           70,739     1989


Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

                                APPENDIX C

                          TELEPHONE INSTRUCTIONS

Telephone Transfers of Contract Values


1. If there are joint Contract Owners, both must authorize us to accept telephone instructions but either Owner can give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Contract Value to be lower than it would be had we not executed the instruction.

4.   We record all conversations with disclosure at the time of the call.

5. The application for the Contract may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6.   Telephone authorization shall continue in force until:

     o  we receive your written revocation,

     o  we discontinue the privilege, or

     o we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8.   Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Contract and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.


Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

                                APPENDIX D

                           DOLLAR COST AVERAGING


We offer a dollar cost averaging program that you may participate in. The program periodically transfers Accumulation Units from the SRMMF Sub-account or the One-Year Guarantee Period of the Fixed Account to other Sub-accounts you select. The program allows you to invest in non-"money market" Sub-accounts over time rather than having to invest in those Sub-accounts all at once.

The program is available for initial and subsequent purchase payments and for Contract Value transferred into the SRMMF Sub-account or One-Year Guarantee Period. Under the program, we make automatic transfers on a periodic basis out of the SRMMF Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts. We may limit the number of Sub-accounts you may choose but there are currently no limits. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The One-Year Guarantee Period option of the program is not available under Contracts issued to New Jersey and Washington residents.

You must specify in writing the SRMMF Sub-account or One-Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred and the Sub-account(s) to which the transfers are to be made. The minimum amount to be transferred is $150. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of your request. Each succeeding transfer will occur one month later. If the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May
8. When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments to the SRMMF Sub-account or One-Year Guarantee Period or by transferring Contract Value to the SRMMF Sub-account or One-Year Guarantee Period. You may, in writing or by telephone, change the monthly amount to be transferred, change the Sub-account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures we establish from time to time. The current conditions and procedures appear below and you will be notified, in advance, of any changes.

1. If there are joint Contract Owners, either Owner can give us telephone transfer instructions.

2. All callers will be required to identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You bear the risk that an unauthorized or fraudulent instruction that is executed may cause the Contract Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5.   Telephone authorization shall continue in force until:

     o  we receive your written revocation,
     o  we discontinue the privilege, or
     o we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

6. We must receive your telephone instructions at 800-367-3653 before 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer.

7. Once we accept instructions, they may not be canceled. New telephone instructions may be given on the following business day.

8. All instructions must be made in accordance with the terms of the Contract and current prospectus. If the instructions are not in good order, we will not execute them and will notify the caller within 48 hours.

Value-Added Dollar Cost Averaging Program (for purchase payments made before August 1, 1993)

We previously offered a Value-Added Dollar Cost Averaging Program for initial purchase payments made under Contracts issued generally before August 1, 1993. The remainder of this Appendix describes that program for the benefit of Contract Owners who are still participating in it.

The Value-Added Dollar Cost Averaging program uses the SRMMF-DCA Sub-account and was available only for the initial purchase payment (and for subsequent payments under Qualified Contracts meeting the conditions described below). The SRMMF-DCA Sub-account is the only Sub-account with no deduction for the Contract's 1.40% asset-based charge.

Under this program, allocations of all or part of the initial purchase payment could be made to the SRMMF-DCA Sub-account for automatic transfers over either 12 months or 24 months. An allocation of at least $1,800 was made if 12 months was selected and at least $3,600 if 24 months was selected. Based on the period you selected, we transfer each month either 1/12 or 1/24 of the original allocated amount from the SRMMF-DCA Sub-account to the Sub-account(s) you chose. The first transfer occurred at the close of the Valuation Period that included the 30th day after the Issue Date of the Contract. Each succeeding transfer occurs one month later (e.g., if the 30th day after the Issue Date is April 8, the second transfer occurred at the close of the Valuation Period that included May 8). The last transfer (the 12th or 24th transfer, as applicable) will be of all the remaining value in the SRMMF-DCA Sub-account. Before this final transfer, you may, in writing or by telephone, change the Sub-account(s) to which the transfers are to be made or end the program (see the fourth paragraph of this Appendix). If you transfer any SRMMF-DCA Sub-account value outside the program, the program will automatically end. The program will also automatically end if the Income Date occurs. If the program ends for any reason, we, in the absence of instructions to the contrary, will transfer any remaining SRMMF-DCA Sub-account value to the SRMMF Sub-account. Once the program ends, you may not restart it.

If a Qualified Contract application stated that the Value-Added Dollar Cost Averaging program was to apply to multiple transfer or rollover payments that would all be made to us within a reasonable time, the program began as stated above with the first transfer or rollover payment received by us. Then, as each subsequent transfer or rollover payment was received, that payment was added to the then-current SRMMF-DCA Sub-account value and divided by the applicable 1/12 or 1/24 to determine a new monthly transfer amount. The total SRMMF-DCA Sub-account value will then be transferred out monthly for the applicable 12 or 24 transfers. Each monthly transfer continues to occur on the monthly transfer date established for the first payment allocated to the program.

[PREFERRED ADVISOR LOGO]

KEYPORT PREFERRED ADVISOR
PROSPECTUS


May 3, 1999







































            NOT            May lose value
            FDIC            No bank guarantee
            INSURED

Distributed by:

Keyport Financial Services Corp.
125 High Street, Boston, MA 02110-2712
[KEYPORT LIFE LOGO]
Issued by:
Keyport Life Insurance Company
125 High Street, Boston, MA 02110-2712

Keyport Logo is a registered service mark of Keyport Life Insurance
Company.
KAVP 5/99


 Yes.   I would like to receive the Keyport Preferred Advisor Variable
Annuity Statement of Additional Information.

 Yes.   I would like to receive the SteinRoe Variable Investment Trust
Statement of Additional Information.

 Yes.   I would like to receive the Liberty Variable Investment Trust
Statement of Additional Information.

Name

Address

City, State Zip

BUSINESS REPLY MAIL
FIRST CLASS MAIL  PERMIT NO. 6719  BOSTON, MA
POSTAGE WILL BE PAID BY ADDRESSEE

KEYPORT LIFE INSURANCE CO
125 HIGH STREET
BOSTON, MA 02110-9773

   NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

                                  PART B

                    STATEMENT OF ADDITIONAL INFORMATION

                   INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                           KMA VARIABLE ACCOUNT
                                    AND
                KEYPORT LIFE INSURANCE COMPANY ("Keyport")



This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the variable annuity prospectus dated May 3, 1999. The prospectus is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.



                             TABLE OF CONTENTS

                                                             Page

Keyport Life Insurance Company ............................   2
Variable Annuity Benefits..................................   2
  Variable Annuity Payment Values..........................   2
  Re-Allocating Sub-Account Payments.......................   3
Principal Underwriter......................................   4
Custodian..................................................   4
Experts....................................................   4
Investment Performance.....................................   4
  Average Annual Total Return for a Contract that is
    Surrendered and for a Contract that Continues..........   5
  Change in Accumulation Unit Value........................   7
  Yields for SRMMF and SRMMF-DCA Sub-Accounts..............   8
Financial Statements.......................................   9
  KMA Variable Account.....................................   10
  Keyport Life Insurance Company...........................   31






The date of this statement of additional information is May 3, 1999










KMA1999.SAI

                      KEYPORT LIFE INSURANCE COMPANY


Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance and financial services institution, is the ultimate corporate parent of Keyport. Liberty Mutual ultimately controls Keyport through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Financial Companies, Inc. ("LFC") and SteinRoe Services, Inc. Liberty Mutual, as of December 31, 1998, owned, indirectly, at least 72% of the combined voting power of the outstanding voting stock of LFC (with the balance being publicly held). For additional information about Keyport, see page 9 of the prospectus.


                         VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-account payments; less (b) the pro-rata amount of the annual Contract Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Contract Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Contract's annuity table for the particular payment option; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying
(a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport first purchased the Eligible Fund shares of SteinRoe Variable Investment Trust and Liberty Variable Investment Trust on behalf of the Variable Account, Keyport valued each Annuity Unit for each Sub-Account at $10. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport calculates a net investment factor for each Sub-Account by dividing (a) by
(b), where:

   (a) is equal to the net investment factor defined on page 16 of the prospectus without any deduction for the sales charge defined in
        (c)(ii) on that page; and

   (b) is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Contract's annuity tables is 6% per year (5% per year for Oregon contracts.) An AIR of 3% per year is also currently available upon Written Request.

With  a  particular  AIR, payments after the first  one  will  increase  or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0%
between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment  would  stay the same.  With an actual return of  3%,  the  3%  AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option 1 (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Any change requested must be at least six months after a prior selection. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 10% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                           PRINCIPAL UNDERWRITER

The Contract, which is offered continuously, is distributed by Keyport Financial Services Corp. ("KFSC"), a wholly-owned subsidiary of Keyport. During the fiscal years ended December 31, 1996, 1995 and 1994, Keyport paid KFSC underwriting commissions for the Contract of $0.00, $0.00, and $0.00, respectively.

                                 CUSTODIAN

The custodian of the assets of the KMA Variable Account is State Street Bank and Trust Company, a state chartered trust company. Its principal office is at 225 Franklin Street, Boston, Massachusetts.

                                  EXPERTS


The consolidated financial statements of Keyport Life Insurance Company at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the financial statements of Keyport Life Insurance Company-KMA Variable Account at December 31, 1998 and for each of the two years in the period ended December 31, 1998, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                          INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report) or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade
Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity. Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.


The tables below provide performance results for each Sub-Account through December 31, 1998. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract Owner. Moreover, the performance information for four of the Sub-Accounts (SRMSF, SRBF, SRGSF and SRSVF) reflects the investment experience of the Eligible Funds previously available under the Variable Account. The Funds of the SteinRoe Trust replaced these other mutual funds as the Eligible Funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B of the prospectus. The performance information for the same four Sub-Accounts also reflects historical asset-based charges for the period before May 1, 1989 that are at a lower level than the current asset-based charges.

Average Annual Total Return for a Contract that is Surrendered and for a Contract that Continues

The first section of the following table was calculated using the method prescribed by the Securities and Exchange Commission. It illustrates each Sub-Account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the contract at the end of each period. The Sub-Account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-Account for the period specified.

Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-Account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Contract and the Sub-Account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Contract is surrendered; the annual 1.25% Mortality and Expense Risk Charge; for any period on or after May 1, 1989, the annual 0.15% sales charge; and, on an allocated basis, the Contract's Contract Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-Account is equal to the percentage charge in effect at the end of the period multiplied by: the assumed $1,000 payment less any amount of that payment that is free of Contingent Deferred Sales Charge under the Contract's surrender provisions. The percentage charge declines from 7% to 1% over 7 years by 1% per year. The Contract Maintenance Charge used in the calculations for a particular Sub-Account is equal to a dollar and time-weighted average for that Sub-Account based on a yearly charge of $30 for the portion of the period shown that is before 7/1/94 and $36 for any later portion of that period. A particular Sub-Account's prorated portion is then equated to a $1,000 basis by multiplying it by a fraction equal to $1,000 divided by the average Contract Value in that Sub-Account during the period shown.

The second section of the table was calculated in the same manner as the first except no Contingent Deferred Sales Charge was deducted since it is assumed the Contract continues through the end of each period.

If the current charges under the Contracts had been in effect during the period before May 1, 1989, any total return percentage that includes a period before May 1, 1989 would be lower than the percentage shown since current Accumulation Unit values reflect additional asset-based charges of
 .15% (i.e., total asset-based charges of 1.40% rather than 1.25%).


                  Average Annual Total Return for a
                   Contract Surrendered on 12/31/98
                 Hypothetical $1,000 Purchase Payment*

                    Length of Investment Period

               One      Three      Five      Ten      Since Contract
Sub-Account    Year     Years      Years     Years    Inception Shown
SRMSF         -1.68%     4.13%      4.99%     6.73%     6.14%(10/27/86)
SRBF           3.99     12.34      11.23     11.38     11.47 (5/14/85)
SRGSF         19.14     24.46      19.62     17.30     14.38 (5/26/87)
SRSVF        -24.16      1.49       3.26     10.97      9.22 (5/16/85)
SRGUF          9.70     14.89      12.67      N/A      10.97 (7/1/93)
CGIF           2.60     16.46      15.03      N/A      14.46 (7/1/93)
CIFG           4.40      2.18       N/A       N/A       0.98 (5/3/94)
CUSF          11.49     22.01       N/A       N/A      21.91 (7/6/94)
CSIF          -2.44      5.63       N/A       N/A       7.72 (7/14/94)
NTF          -14.19    -12.94       N/A       N/A      -7.38 (5/1/95)


* Expense reimbursement was applicable to SRMSF beginning January 1, 1989 to the extent expenses, including management fees, exceeded 1.00% of average annual assets. See footnote 2 on page 5 of the prospectus for the expense reimbursement percentages applicable to SRMSF and the other Funds of the SteinRoe Trust beginning May 1, 1993. See footnote 2 on page 5 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds beginning July 1, 1993; CSIF was at 1.00% before May 1, 1995 when it decreased to .80%. The return percentages shown would be lower without this expense reimbursement.


                      Average Annual Total Return for a
                     Contract Still in force on 12/31/98
                    Hypothetical $1,000 Purchase Payment*

                        Length of Investment Period

               One      Three      Five      Ten      Since Contract
Sub-Account    Year     Years      Years     Years    Inception Shown
SRMSF          5.32%     5.35%      5.32%     6.73%     6.14%(10/27/86)
SRBF          10.99     13.39      11.49     11.38     11.47 (5/14/85)
SRGSF         26.14     25.31      19.81     17.30     14.38 (5/26/87)
SRSVF        -18.45      2.77       3.61     10.97      9.22 (5/16/85)
SRGUF         16.70     15.89      12.92      N/A      11.20 (7/1/93)
CGIF           9.60     17.43      15.26      N/A      14.66 (7/1/93)
CIFG          11.40      3.44       N/A       N/A       1.59 (5/3/94)
CUSF          18.49     22.90       N/A       N/A      22.24 (7/6/94)
CSIF           4.56      6.81       N/A       N/A       8.23 (7/14/94)
NTF           -7.73    -11.75       N/A       N/A      -6.34 (5/1/95)


* Expense reimbursement was applicable to SRMSF beginning January 1, 1989 to the extent expenses, including management fees, exceeded 1.00% of average annual assets. See footnote 2 on page 5 of the prospectus for the expense reimbursement percentages applicable to SRMSF and the other Funds of the SteinRoe Trust beginning May 1, 1993. See footnote 2 on page 5 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds beginning July 1, 1993; CSIF was at 1.00% before May 1, 1995 when it decreased to .80%. The return percentages shown would be lower without this expense reimbursement.

Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-Account and is computed differently than the standardized average annual total return information.

A Sub-Account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-Account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Contract's annual 1.25% Mortality and Expense Risk Charge and for any period on or after May 1, 1989, the annual .15% sales charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Contract Maintenance Charge, and premium taxes. The rates of change would be lower if these charges were included.

If the current charges under the Contract had been in effect during the period before May 1, 1989, any change percentage that includes a period before May 1, 1989 would be lower than the percentage shown since current Accumulation Unit values reflect additional asset-based charges of .15% (i.e., total asset-based charges of 1.40% rather than 1.25%).


           Average Annual Change
           In Accumulation Unit              12-Month Period Change
            Value From Contract           in Accumulation Unit Value**
Sub-         Inception Shown
Account     through 12/31/98**      1989    1990    1991    1992    1993
SRMSF        6.14%(10/27/86)       11.46%   7.59%  12.90%   4.49%   4.79%
SRBF        11.47  (5/14/85)       21.16   -2.11   26.17    6.04    7.78
SRGSF       14.38  (5/26/87)       29.71   -3.04   45.98    5.16    3.52
SRSVF        9.22  (5/16/85)       29.45  -10.29   35.36   12.90   33.80
SRGUF       11.20  (7/1/93)         N/A     N/A     N/A     N/A    -2.38*
CGIF        14.66  (7/1/93)         N/A     N/A     N/A     N/A     4.28*
CIFG         1.59  (5/3/94)         N/A     N/A     N/A     N/A     N/A
CUSF        22.24  (7/6/94)         N/A     N/A     N/A     N/A     N/A
CSIF         8.23  (7/14/94)        N/A     N/A     N/A     N/A     N/A
NTF         -6.34  (5/1/95)         N/A     N/A     N/A     N/A     N/A

                12-Month Period Change in Accumulation Unit Value**
Sub-Account           1994      1995     1996     1997     1998
SRMSF                -2.93%    14.15%    3.24%    7.54%    5.32%
SRBF                 -4.52     23.75    14.02    15.21    10.99
SRGSF                -7.64     35.84    19.59    30.45    26.14
SRSVF                -0.21     10.21    25.18     6.32   -18.45
SRGUF               -11.51     33.29     5.05    26.98    16.70
CGIF                 -2.12     28.34    16.16    27.19     9.60
CIFG                 -6.86*     4.39     3.61    -4.12    11.40
CUSF                  3.69*    27.91    20.14    30.41    18.49
CSIF                  0.14*    16.67     8.20     7.70     4.56
NTF                   N/A      14.45*    9.70   -32.09    -7.73


* Percentage of change is for less than 12 months; it is for the period from the inception date shown in the second column to the end of the year.

** Expense reimbursement was applicable to SRMSF beginning January 1, 1989 to the extent expenses, including management fees, exceeded 1.00% of average annual assets. See footnote 2 on page 5 of the prospectus for the expense reimbursement percentages applicable to SRMSF and the other Funds of the SteinRoe Trust beginning May 1, 1993. See footnote 3 on page 5 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds beginning July 1, 1993; CSIF was at 1.00% before May 1, 1995 when it decreased to .80%. The return percentages shown would be lower without this expense reimbursement.

Yields for SRMMF and SRMMF-DCA Sub-Accounts

Yield and effective yield percentages for the SRMMF and SRMMF-DCA Sub-Accounts are calculated using the method prescribed by the Securities and Exchange Commission. Both yields reflect the deduction of the annual 1.40% asset-based Contract charges (this deduction is not applicable to the SRMMF-DCA Sub-Account and accounts for the SRMMF-DCA Sub-Account yields being higher than the SRMMF yields). Both yields also reflect, on an allocated basis, the Contract's annual $36 Contract Maintenance Charge. Both yields do not reflect Contingent Deferred Sales Charges and premium taxes. The yields would be lower if these charges were included. The following are the standardized formulas:

Yield equals:   (A - B - 1) x  365
                   C           7

Effective Yield Equals:   (A - B)365/7 - 1
                             C
Where:

   A =   the Accumulation Unit value at the end of the 7-day period.

   B = hypothetical Contract Maintenance Charge for the 7-day period. The assumed annual SRMMF charge is equal to the $36 Contract charge multiplied by a fraction equal to the average number of Contracts with SRMMF Sub-Account value during the 7-day period divided by the average total number of Contracts during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one SRMMF Accumulation Unit during the 7-day period divided by the average Contract Value in SRMMF Sub-Account during the 7-day period. The assumed annual SRMMF-DCA charge is similarly calculated using SRMMF-DCA data.

   C =   the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the SRMMF or SRMMF-DCA Sub-Account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.


For the 7-day period ended 12/31/98 the yield for the SRMMF Sub-Account was 3.46% and the effective yield was 3.52%. For the SRMMF-DCA Sub-Account the yield was 4.84% and the effective yield was 4.96%.


                           FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Life Insurance Company are included in the statement of additional information. The consolidated financial statements of Keyport Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                      Report of Independent Auditors


To the Board of Directors of Keyport Life Insurance Company and Contract Owners of KMA Variable Account


We have audited the accompanying statement of assets and liabilities of Keyport Life Insurance Company-KMA Variable Account as of December 31, 1998, and the related statement of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Keyport Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company - KMA Variable Account at December 31, 1998 and the results of its operations and changes in net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.




Boston, Massachusetts                        /s/Ernst & Young LLP
March 12, 1999

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
                    Statement of Assets and Liabilities
                             December 31, 1998

Assets
 Investments at market value:
  Keystone Custodian Funds
   Evergreen Money Market - A - 225,814 shares
      (cost $225,814)                                   $       225,814
   Evergreen Diversified Bond Fund - A - 2,957
      shares (cost $42,310)                                      47,052
   Evergreen High Income Bond Fund - A - 3,307
      shares (cost $22,364)                                      13,260
   Evergreen Blue Chip Fund - A - 8,500 shares
      (cost $159,608)                                           256,191
   Evergreen Small Company Growth Fund - A - 43,204
      shares (cost $308,525)                                    234,600

  SteinRoe Variable Investment Trust
   SteinRoe Money Market Fund - 50,088,880 shares
      (cost $50,088,880)                                     50,088,880
   SteinRoe Special Venture Fund - 7,924,049 shares
      (cost $123,815,011)                                   107,925,549
   SteinRoe Balanced Fund - 14,901,562 shares
      (cost $193,396,926)                                   255,412,775
   SteinRoe Mortgage Securities Fund - 4,085,723
      shares (cost $41,864,361)                              44,084,951
   SteinRoe Growth Stock Fund - 4,030,444 shares
      (cost $83,659,400)                                    175,445,246

  Liberty Variable Investment Trust
   Colonial Growth and Income Fund - 5,380,930
      shares (cost $64,309,529)                              88,193,440
   SteinRoe Global Utilities Fund - 3,671,701
      shares (cost $37,640,664)                              50,522,602
   Colonial International Fund for Growth -
      7,735,821 shares (cost $15,238,266)                    15,471,642
   Colonial Strategic Income Fund - 5,033,137
      shares (cost $55,812,029)                              55,767,162
   Colonial U.S. Stock Fund - 4,016,609 shares
      (cost $55,073,243)                                     75,472,089
   Newport Tiger Fund - 11,433,090 shares
      (cost $14,010,681)                                     17,949,951

        Total assets                                        937,111,204

Liabilities
 Due to Keyport Life Insurance Company (Note 2)                 (46,902)

        Net assets                                      $   937,064,302

Net Assets
 Variable annuity contracts (Note 5)                    $   880,928,133
 Annuity reserves (Note 2)                                   47,857,355
 Retained by Keyport Life Insurance Company (Note 2)          8,278,814

         Net assets                                     $   937,064,302

                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
             Statement of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998 and 1997


                           Evergreen Money         Evergreen Diversified
                             Market - A                Bond Fund - A
                          1998         1997         1998          1997
Income
 Dividends           $      1,001 $      13,856 $      3,817 $      1,626
Expenses (Note 3)
 Mortality and expense
 risk and
 administrative charges     4,711         4,673        1,353          618
Net investment income
 (expense)                 (3,710)        9,183        2,464        1,008
Realized gain (loss)           -             -           291          618
Unrealized appreciation
 (depreciation) during
 the period                    -             -         1,646        1,605
Net increase (decrease)
 in net assets from
 operations                (3,710)        9,183        4,401        3,231

Purchase payments
 from contract owners         608         1,997          931        4,788
Transfers between
 accounts                 276,879       (43,979)       5,916       24,029
Contract terminations
 and annuity payouts      (47,960)     (459,094)     (21,822)     (46,307)
Other transfers (to)
 from Keyport Life
 Insurance Company             -             (3)          -           147
Net increase (decrease)
 in net assets from
 contract transactions    229,527      (501,079)     (14,975)     (17,343)

Net assets at
 beginning of year             (3)      491,893       57,626       71,738

Net assets at end of
 year                $    225,814 $          (3)$     47,052 $     57,626

                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
             Statement of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998 and 1997

                           Evergreen High         Evergreen Blue Chip
                        Income Bond Fund - A            Fund - A
                         1998          1997        1998         1997
Income
 Dividends           $      1,202 $        594 $     18,854 $     37,418
Expenses (Note 3)
 Mortality and expense
 risk and
 administrative charges       203          153        2,908        2,163
Net investment income
 (expense)                    999          441       15,946       35,255
Realized gain (loss)           12         (517)      28,162       13,620
Unrealized appreciation
 (depreciation) during
 the period                  (699)       1,203       23,420        4,407
Net increase (decrease)
 in net assets from
 operations                   312        1,127       67,528       53,282

Purchase payments
 from contract owners         325          325        1,805       14,115
Transfers between
 accounts                  (1,426)         716      (18,585)      15,482
Contract terminations
 and annuity payouts           -        (6,041)     (28,106)     (87,287)
Other transfers (to)
 from Keyport Life
 Insurance Company             -            96           -         1,506
Net increase (decrease)
 in net assets from
 contract transactions     (1,101)      (4,904)     (44,886)     (56,184)

Net assets at
 beginning of year         14,049       17,826      233,549      236,451

Net assets at end of
 year                $     13,260 $     14,049 $    256,191 $    233,549

                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
             Statement of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998 and 1997


                        Evergreen Stategic      Evergreen Small Company
                          Growth Fund - A            Growth Fund - A
                         1998         1997         1998         1997
Income
 Dividends           $         -  $      2,938 $     60,110 $     82,273
Expenses (Note 3)
 Mortality and expense
 risk and
 administrative charges     1,793          778        4,325        4,629
Net investment income
 (expense)                 (1,793)       2,160       55,785       77,644
Realized gain (loss)           -        41,931        5,701       13,555
Unrealized appreciation
 (depreciation) during
 the period                 4,872      (32,197)    (128,107)     (27,863)
Net increase (decrease)
 in net assets from
 operations                 3,079       11,894      (66,621)      63,336

Purchase payments
 from contract owners          -         2,590        4,226        6,667
Transfers between
 accounts                (146,852)      29,365      (92,064)     (21,457)
Contract terminations
 and annuity payouts           -       (41,426)     (76,812)    (145,609)
Other transfers (to)
 from Keyport Life
 Insurance Company             -           913           -         3,165
Net increase (decrease)
 in net assets from
 contract transactions   (146,852)      (8,558)    (164,650)    (157,234)

Net assets at
 beginning of year        143,773      140,437      465,871      559,769

Net assets at end of
 year                $         -  $    143,773 $    234,600 $    465,871


                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
             Statement of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998 and 1997

                              SteinRoe                  SteinRoe
                          Money Market Fund       Special Venture Fund
                         1998           1997       1998          1997
Income
 Dividends           $  3,136,631 $  2,586,509 $ 14,724,283 $ 32,404,123
Expenses (Note 3)
 Mortality and expense
 risk and
 administrative charges   310,461      652,913    1,224,467    2,360,432
Net investment income
 (expense)              2,826,170    1,933,596   13,499,816   30,043,691
Realized gain (loss)           -            -    (6,280,461)     304,408
Unrealized appreciation
 (depreciation) during
 the period                    -            -   (34,924,144) (20,358,821)
Net increase (decrease)
 in net assets from
 operations             2,826,170    1,933,596  (27,704,789)   9,989,278

Purchase payments from
 contract owners       18,322,250    2,232,759    1,327,985    8,864,042
Transfers between
 accounts               7,330,930    4,645,785  (21,349,190)  (2,411,037)
Contract terminations
 and annuity payouts  (27,908,695) (10,268,287) (16,555,224) (17,624,867)
Other transfers (to)
 from Keyport Life
 Insurance Company             -       229,495           -       797,509
Net increase (decrease)
 in net assets from
 contract transactions (2,255,515)  (3,160,248) (36,576,429) (10,374,353)

Net assets at
 beginning of year     49,518,225   50,744,877  172,206,767  172,591,842

Net assets at end
 of year             $ 50,088,880 $ 49,518,225 $107,925,549 $172,206,767

                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
             Statement of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998 and 1997

                                                   SteinRoe Mortgage
                      SteinRoe Balanced Fund        Securities Fund
                          1998       1997          1998         1997
Income
 Dividends           $ 26,856,206 $ 29,366,189 $  3,186,505 $         -
Expenses (Note 3)
 Mortality and expense
 risk and
 administrative
 charges                3,085,688    3,680,951      543,128      680,742
Net investment income
 (expense)             23,770,518   25,685,238    2,643,377     (680,742)
Realized gain (loss)    3,957,694    2,000,955      350,443       95,604
Unrealized appreciation
 (depreciation) during
 the period              (816,179)   9,035,738      223,584    4,054,544
Net increase (decrease)
 in net assets from
 operations            26,912,033   36,721,931    3,217,404    3,469,406

Purchase payments
 from contract owners   9,986,404   11,384,403    2,689,041    1,099,637
Transfers between
 accounts             (18,018,346)     139,635   (2,538,970)  (2,616,043)
Contract terminations
 and annuity payouts  (31,325,981) (33,537,818)  (7,150,468)  (5,402,030)
Other transfers (to)
 from Keyport Life
 Insurance Company             -     1,240,110           -       221,645
Net increase (decrease)
 in net assets from
 contract
 transactions         (39,357,923) (20,773,670)  (7,000,397)  (6,696,791)

Net assets at
 beginning of year    267,858,665  251,910,404   47,867,944   51,095,329

Net assets at end
 of year             $255,412,775 $267,858,665 $ 44,084,951 $ 47,867,944


                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
             Statement of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998 and 1997

                           SteinRoe Growth           Colonial Growth
                             Stock Fund              and Income Fund
                          1998          1997        1998         1997
Income
 Dividends           $  9,855,550 $  5,913,208 $  3,374,925 $ 14,180,708
Expenses (Note 3)
 Mortality and expense
 risk and
 administrative
 charges                2,096,538    1,960,446    1,075,366    1,101,488
Net investment income
 (expense)              7,759,012    3,952,762    2,299,559   13,079,220
Realized gain (loss)   10,039,209      811,786     (133,930)   7,307,008
Unrealized appreciation
 (depreciation) during
 the period            18,010,074   31,378,730    5,790,111     (916,573)
Net increase (decrease)
 in net assets from
 operations            35,808,295   36,143,278    7,955,740   19,469,655

Purchase payments
 from contract owners   5,448,189    8,599,818    5,576,908    7,302,191
Transfers between
 accounts              (4,961,413)  10,416,941    2,335,629  (18,730,782)
Contract terminations
 and annuity payouts  (17,779,169) (15,111,534) (19,078,188)  (6,930,596)
Other transfers (to)
 from Keyport Life
 Insurance Company             -       726,589      (33,182)     422,798
Net increase (decrease)
 in net assets from
 contract
 transactions         (17,292,393)   4,631,814  (11,198,833) (17,936,389)

Net assets at
 beginning of year    156,929,344  116,154,252   91,403,351   89,870,085

Net assets at end
 of year             $175,445,246 $156,929,344 $ 88,160,258 $ 91,403,351


                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
             Statement of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998 and 1997

                             SteinRoe           Colonial International
                       Global Utilities Fund        Fund for Growth
                         1998         1997         1998         1997

Income
 Dividends           $  1,293,478 $  6,820,601 $    124,996 $  1,361,979
Expenses (Note 3)
 Mortality and expense
 risk and
 administrative charges   594,530      633,788      232,455      210,261
Net investment income
 (expense)                698,948    6,186,813     (107,459)   1,151,718
Realized gain (loss)      901,256      539,709     (225,807)     617,805
Unrealized appreciation
 (depreciation) during
 the period             6,141,599    4,208,841    2,668,099   (2,431,327)
Net increase (decrease)
 in net assets from
 operations             7,741,803   10,935,363    2,334,833     (661,804)

Purchase payments
 from contract owners   1,423,965      907,142    4,049,208    3,726,578
Transfers between
 accounts               1,509,102   (3,043,719)  (3,456,455)  (6,965,440)
Contract terminations
 and annuity payouts  (10,007,299)  (4,738,492)  (6,599,895)  (2,637,836)
Other transfers (to)
 from Keyport Life
 Insurance Company         (7,001)     230,732         (295)      88,390
Net increase (decrease)
 in net assets from
 contract
 transactions          (7,081,233)  (6,644,337)  (6,007,437)  (5,788,308)

Net assets at
 beginning of year     49,855,031   45,564,005   19,143,951   25,594,063

Net assets at end
 of year             $ 50,515,601 $ 49,855,031 $ 15,471,347 $ 19,143,951


                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
             Statement of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998 and 1997

                         Colonial Strategic              Colonial
                            Income Fund              U.S. Stock Fund
                         1998          1997         1998         1997
Income
 Dividends           $  3,535,106 $  4,842,388 $  3,011,229 $ 11,625,335
Expenses (Note 3)
 Mortality and expense
 risk and
 administrative charges   697,641      747,240      933,300      729,737
Net investment income
 (expense)              2,837,465    4,095,148    2,077,929   10,895,598
Realized gain (loss)      175,530       13,253      366,225      118,886
Unrealized appreciation
 (depreciation) during
 the period               (81,464)      33,395    9,162,039    7,242,000
Net increase (decrease)
 in net assets from
 operations             2,931,531    4,141,796   11,606,193   18,256,484

Purchase payments from
 contract owners        4,869,654    5,089,952    6,446,664    6,455,281
Transfers between
 accounts              (4,373,444)   6,010,460  (13,244,467)   5,799,734
Contract terminations
 and annuity payouts   (8,868,767)  (5,459,174) (13,878,616)  (6,397,463)
Other transfers (to)
 from Keyport Life
 Insurance Company             -       283,152       (6,424)     391,960
Net increase (decrease)
 in net assets from
 contract transactions (8,372,557)   5,924,390  (20,682,843)   6,249,512

Net assets at
 beginning of year     61,208,188   51,142,002   84,542,315   60,036,319

Net assets at end
 of year             $ 55,767,162 $ 61,208,188 $ 75,465,665 $ 84,542,315


                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
             Statement of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998 and 1997

                                              Newport Tiger Fund
                                           1998                1997

Income
 Dividend                             $      390,403      $     343,006
Expenses (Note 3)
 Mortality and expense risk
 and administrative charges                  110,646            275,759
Net investment income (expense)              279,757             67,247
Realized gain (loss)                      13,309,375           (342,005)
Unrealized appreciation (depreciation)
 during the period                        (5,997,352)       (10,879,130)
Net increase (decrease) in net assets
 from operations                           7,591,780        (11,153,888)

Purchase payments from contract owners       286,398          2,978,336
Transfers between accounts               (10,995,608)          (858,717)
Contract terminations and
 annuity payouts                          (1,126,998)        (2,726,530)
Other transfers (to) from Keyport Life
     Insurance Company                            -             140,032
Net increase (decrease) in net assets
 from contract transactions              (11,836,208)          (466,879)

Net assets at beginning of year           22,194,379         33,815,146

Net assets at end of year             $   17,949,951      $  22,194,379


                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT
             Statement of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998 and 1997

                                                Total          Total
                                                 1998          1997

Income
 Dividends                                 $   69,574,296 $  109,582,751
Expenses (Note 3)
 Mortality and expense risk
 and administrative charges                    10,919,513     13,046,771
Net investment income (expense)                58,654,783     96,535,980
Realized gain (loss)                           22,493,700     11,536,616
Unrealized appreciation (depreciation)
 during the period                                 77,499     21,314,552
Net increase (decrease) in net assets
 from operations                               81,225,982    129,387,148

Purchase payments from contract owners         60,434,561     58,670,621
Transfers between accounts                    (67,738,364)    (7,609,027)
Contract terminations and annuity payouts (160,454,000) (111,620,391) Other transfers (to) from Keyport Life
 Insurance Company                                (46,902)     4,778,236
Net increase (decrease) in net assets from
 contract transactions                       (167,804,705)   (55,780,561)

Net assets at beginning of year             1,023,643,025    950,036,438

Net assets at end of year                  $  937,064,302 $1,023,643,025


                          See accompanying notes.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

                       Notes to Financial Statements
                             December 31, 1998

1.  Organization

KMA Variable Account (the "Variable Account") is a separate investment account established by Keyport Life Insurance Company (the "Company") to receive and invest premium payments under flexible purchase payment deferred and immediate variable annuity contracts issued by the Company. The Variable Account operates as a Unit Investment Trust under the Investment Company Act of 1940 and invests in eligible mutual funds.

With the exception of K-100 contractholders, there are currently two funding vehicles available to the Variable Account, the SteinRoe Variable Investment Trust ("SRVIT") and the Liberty Variable Investment Trust ("LVIT"). A third trust, Keystone Custodian Funds, is only available to existing K-100 contractholders. This contract series was issued prior to May 1, 1986. There are currently eleven available subaccounts within the Variable Account to which contract funds may be allocated.

On November 15, 1997, the fund names for Cash Income Fund, Capital Appreciation Fund, Managed Assets Fund, Mortgage Securities Income Fund and Managed Growth Stock Fund were changed to SteinRoe Money Market Fund, SteinRoe Special Venture Fund, SteinRoe Balanced Fund, SteinRoe Mortgage Securities Fund and SteinRoe Growth Stock Fund, respectively. Also on November 15, 1997, the fund names for Colonial-Keyport Growth and Income Fund, Colonial-Keyport Utilities Fund, Colonial-Keyport International Fund for Growth, Colonial-Keyport U.S. Stock Fund, Colonial-Keyport Strategic Income Fund and Newport-Keyport Tiger Fund were changed to Colonial Growth and Income Fund, SteinRoe Global Utilities Fund, Colonial International Fund for Growth, Colonial U.S. Stock Fund, Colonial Strategic Income Fund and Newport Tiger Fund, respectively.

On January 23, 1998, the fund names for High Income Bond Fund (B-4), Keystone Liquid Trust, Growth and Income Fund (S-1), Mid-Cap Growth Fund (S-
3) and Small Company Growth (S-4) were changed to Evergreen High Income
Bond Fund - A, Evergreen Money Market - A, Evergreen Blue Chip - A, Evergreen Strategic Growth Fund - A and Evergreen Small Company Growth Fund
- A, respectively. In addition, the fund names for Diversified Bond Fund (B-
2) and Qualified Bond Fund (B-1) were changed to Evergreen Diversified Bond Fund - A.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

2.  Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account. Certain prior year amounts have been reclassified to conform to the current year's presentation.

Shares of the SRVIT and LVIT are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Variable Account by the Company.

Amounts due to Keyport Life Insurance Company represent mortality and expense risk and administrative charges earned by the Company in 1998 but not transferred to the Company until January 1999.

The net assets retained by the Company represent seed money shares invested in certain sub-accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been charged against the Variable Account.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

3.  Expenses

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk. The effective annual rates are:

     Prior contract series Flex I: effective annual rate of 1.25% of contract value.

     Prior contract series Flex II: effective annual rate of 1.35% of contract value.

     Prior contract series K100: effective annual rate of 1.00% of contract value.

     Contract series Preferred Advisor: effective annual rate of 1.25% of contract value.  A daily sales
                                        charge is also deducted at an
                                        effective annual rate of 0.15% of
                                        contract value.

     Contract series Preferred Advisor Employee: effective annual rate of
                                                 0.35% of contract value.

4.  Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Stein Roe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Liberty Advisory Services Corporation (formerly Keyport Advisory Services Corporation), a wholly-owned subsidiary of the Company, is the investment advisor to the LVIT. Colonial Management Associates, Inc., an affiliate of the Company, is the investment sub-advisor to the LVIT. Keyport Financial Services Corp., a wholly-owned subsidiary of the Company, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is derived from the mutual funds.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

5.  Unit Values

A summary of the accumulation unit values at December 31, 1998 and 1997 and the accumulation units and dollar value outstanding at December 31, 1998 are as follows:

                         1997                      1998
                         UNIT      UNIT
                         VALUE     VALUE           UNITS        DOLLARS

Evergreen Money Market - A
  K100 Qualified      $     -    $ 24.344844      2,839.9788 $     69,139

Evergreen Diversified
 Bond Fund - A
  K100 Qualified       39.559521   40.990232      2,236.8012       91,687

Evergreen High Income
 Bond Fund - A
  K100 Qualified       35.860178   36.441441        380.2859       13,858

Evergreen Blue Chip
 Fund - A
  K100 Qualified       66.571571   78.067546      3,273.8247      255,579

Evergreen Strategic
 Growth Fund - A
  K100 Qualified       52.599314   52.076664          8.9942          468

Evergreen Small
 Company Growth Fund - A
  K100 Qualified       47.821834   39.622011      5,447.9973      215,861
  K100 Non-Qualified   54.355774   45.008804      2,764.4919      124,426

SteinRoe Money
 Market Fund
  K100                 24.420778   25.413023    639,324.8327   16,247,177
  Flex I               17.348349   18.009135    100,397.4054    1,808,070
  Flex II              16.993893   17.623803      2,008.3315       35,394
  Preferred Advisor    13.780309   14.283805  2,099,132.5311   29,983,600
  Dollar Cost
    Averaging          13.319731   13.999701     19,490.2178      272,857
  Employee             12.034296   12.604414        144.1071        1,816

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

5.  Unit Values (continued)

                         1997                      1998
                         UNIT      UNIT
                         VALUE     VALUE           UNITS        DOLLARS

SteinRoe Special
 Venture Fund
  K100                $84.183106 $ 68.926636    193,700.3802 $ 13,351,116
  Flex I               41.319523   33.748500    182,407.6505    6,155,985
  Flex II              42.093310   34.346614     19,836.2231      681,307
  Preferred Advisor    31.085014   25.351276  3,260,202.8690   82,650,303
  Employee             18.887039   15.564461     18,266.0449      284,301

SteinRoe Balanced Fund
  K100                 40.239872   44.836896    198,155.8230    8,884,692
  Flex I               40.110686   44.583840    406,221.9893   18,110,936
  Flex II              38.494326   42.745102     27,878.0271    1,191,649
  Preferred Advisor    24.497018   27.188237  7,821,030.9370  212,640,043
  Employee             16.476867   18.478127      7,627.5974      140,944

SteinRoe Mortgage
 Securities Fund
  K100                 18.734266   19.809326     43,443.9607      860,596
  Flex I               19.881932   20.971510    116,119.6465    2,435,204
  Flex II              19.764226   20.826821     14,574.7133      303,545
  Preferred Advisor    17.874172   18.825527  2,099,027.4950   39,515,299

SteinRoe Growth
 Stock Fund
  K100                 88.236184  111.743038     83,655.0821    9,347,873
  Flex I               38.145609   48.190044    185,448.5000    8,936,771
  Flex II              34.883376   44.025450      4,594.2060      202,262
  Preferred Advisor    35.538075   44.828835  3,344,812.3440  149,944,041
  Employee             22.305278   28.430479     12,737.0418      362,120

Colonial Growth
 and Income Fund
  K100                 19.503337   21.459731     22,165.2757      475,661
  Flex I               19.537439   21.444778     63,549.7137    1,362,810
  Flex II              10.292965   11.286685      1,814.2277       20,477
  Preferred Advisor    19.353674   21.211314  3,788,331.4890   80,355,489
  Employee             20.146127   22.310588     10,276.6832      229,279

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

5.  Unit Values (continued)

                         1997                      1998
                         UNIT      UNIT
                         VALUE     VALUE           UNITS        DOLLARS

SteinRoe Global
 Utilities Fund
  K100                $15.563870 $ 18.234997      9,953.2156 $    181,497
  Flex I               15.395504   17.993715     17,623.5042      317,112
  Preferred Advisor    15.358133   17.923199  2,640,177.5241   47,320,427

Colonial
 International
 Fund for Growth
  K100                  9.854816   11.021919     18,039.0306      198,825
  Flex I                9.712387   10.836095     67,742.1959      734,061
  Flex II               9.733460   10.848920         57.7388          626
  Preferred Advisor     9.659572   10.761067  1,145,641.2525   12,328,322
  Employee             10.293313   11.586890      2,462.8064       28,536

Colonial Strategic
 Income Fund
  K100                 13.278547   13.939428    410,209.5436    5,718,086
  Flex I               13.596904   14.238756    278,009.1585    3,958,505
  Flex II              13.104821   13.709942     20,160.5720      276,400
  Preferred Advisor    13.615795   14.237231  3,020,396.5109   43,002,083
  Employee             14.021213   14.814437      1,255.0459       18,593

Colonial U.S.
 Stock Fund
  K100                 20.091280   23.899575     50,148.8019    1,198,535
  Flex I               20.227193   24.002516     43,556.4057    1,045,463
  Preferred Advisor    20.780533   24.622292  2,759,394.6841   67,942,622
  Employee             21.635681   25.903402      1,749.6844       45,323

Newport Tiger Fund
  K100                  7.836941    7.259994     22,116.1258      160,563
  Flex I                7.651873    7.071210      7,872.4247       55,668
  Flex II               7.046211    6.505087      1,475.6498        9,599
  Preferred Advisor     8.525525    7.866774  1,119,720.5525    8,808,589
  Employee              8.765513    8.172929      1,965.4964       16,064

                                             36,443,055.6441 $880,928,134

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

6.  Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during 1998 are shown below:

                                              Purchases       Sales

Evergreen Money Market - A                $      293,455  $       67,641
Evergreen Diversified Bond Fund - A               62,997          75,239
Evergreen High Income Bond Fund - A                  163             175
Evergreen Blue Chip Fund - A                      16,590          44,429
Evergreen Strategic Growth Fund - A                 -              4,872
Evergreen Small Company Growth Fund - A           23,128         129,795
SteinRoe Money Market Fund                    79,997,000      82,938,490
SteinRoe Special Venture Fund                 24,446,468      49,371,928
SteinRoe Balanced Fund                        67,888,246      94,219,717
SteinRoe Mortgage Securities Fund             23,938,385      33,443,775
SteinRoe Growth Stock Fund                    59,773,208      70,638,904
Colonial Growth and Income Fund               33,946,570      54,251,344
SteinRoe Global Utilities Fund                11,245,476      19,670,822
Colonial International Fund for Growth        23,579,188      38,056,189
Colonial Strategic Income Fund                38,118,932      52,679,750
Colonial U.S. Stock Fund                      53,382,618      85,589,029
Newport Tiger Fund                             3,750,410       9,363,482

                                          $  420,462,834  $  590,545,581

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

7.  Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

8.  Year 2000 (Unaudited)

The Variable Account, like other business organizations and individuals, would be adversely affected if the Company's computer systems and those of its service providers do not properly process and calculate date related information and data from and after January 1, 2000. Many of these systems are not presently Year 2000 compliant. These systems use programs that were designed and developed without considering the impact of the upcoming
change in the century.   Any of the Company's computer programs that have
time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The Company's business, financial condition and results of operations could be materially and adversely affected by the failure of the Company's systems and applications (and those operated by third parties interfacing with the Company's systems and applications) to properly operate or manage these dates.

In addressing the Year 2000 issue, the Company has completed an inventory of its computer programs and assessed its Year 2000 readiness. The Company's computer programs include internally developed programs, third-party purchased programs and third-party custom developed programs. For programs which were identified as not being Year 2000 ready, the Company has implemented a remedial plan which includes repairing or replacing the programs and appropriate testing for Year 2000. The remediation plan is substantially complete and is currently in the final testing phase. The Company also identified its non-information technology systems with respect to Year 2000 issues. The Company initiated remediation efforts in this area and expects to complete this phase during 1999.

           KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

8.  Year 2000 (Unaudited) (continued)

In addition, the Company has initiated communication with significant financial institutions, distributors, suppliers and others with which it does business to determine the extent to which the Company's systems are vulnerable by the failure of others to remediate their own Year 2000
issues.   The Company has received feedback from such parties and is in the process of independently confirming information received from other parties with respect to their year 2000 issues. The Company is developing, and will continue to develop, contingency plans for dealing with any adverse effects that become likely in the event the Company's remediation plans are not successful or third parties fail to remediate their own Year 2000 issues. The Company expects contingency planning to be substantially complete by June 1999. If necessary modifications and conversions are not made, or are not timely completed, or if the systems of the companies on which the Company's interface system relies are not timely converted, the Year 2000 issues could have a material impact on the financial condition and results of operations of the Company. However, the Company believes that with modifications to existing software and conversions to new software, the Year 2000 issue will not pose significant operational problems for its computer systems.

                      Report of Independent Auditors



The Board of Directors
Keyport Life Insurance Company


We have audited the consolidated balance sheet of Keyport Life Insurance Company as of December 31, 1998 and 1997, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. Our audits also included the financial statement schedules listed in the Index at Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Keyport Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.





                                            /s/Ernst & Young LLP
Boston, Massachusetts
January 28, 1999

                      KEYPORT LIFE INSURANCE COMPANY

                        CONSOLIDATED BALANCE SHEET
                              (in thousands)

                                                   December 31,
               ASSETS                      1998                 1997

Cash and investments:
  Fixed maturities available for sale
   sale (amortized cost: 1998  -
   $11,174,697; 1997 - $10,981,618)     $11,277,204        $11,246,539
  Equity securities (cost: 1998 -
   $21,836;  1997 - $21,950)                 24,649             40,856
  Mortgage loans                             55,117             60,662
  Policy loans                              578,770            554,681
  Other invested assets                     662,513            440,773
  Cash and cash equivalents                 719,625          1,162,347
     Total cash and investments          13,317,878         13,505,858

Accrued investment income                   160,950            165,035
Deferred policy acquisition costs           340,957            232,039
Value of insurance in force                  66,636             53,298
Income taxes recoverable                     31,909             22,537
Intangible assets                            18,082             18,058
Receivable for investments sold              37,936              1,398
Other assets                                 35,345             14,777
Separate account assets                   1,765,538          1,329,189

     Total assets                       $15,775,231        $15,342,189

   LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Policy liabilities                    $12,504,081       $12,086,076
  Deferred income taxes                     143,596           133,003
  Payable for investments purchased
     and loaned                             240,440           722,116
  Other liabilities                          28,312            34,015
  Separate account liabilities            1,723,205         1,263,958
     Total liabilities                   14,639,634        14,239,168

Stockholder's equity:
  Common stock, $1.25 par value;
     authorized 8,000 shares; issued
     and outstanding 2,412 shares             3,015            3,015
  Additional paid-in capital                505,933          505,933
  Retained earnings                         600,396          511,796
  Accumulated other comprehensive income     26,253           82,277
     Total stockholder's equity           1,135,597        1,103,021

     Total liabilities and
         stockholder's equity           $15,775,231      $15,342,189

                          See accompanying notes.

                      KEYPORT LIFE INSURANCE COMPANY

                       CONSOLIDATED INCOME STATEMENT
                              (in thousands)

                                         Year ended December 31,
                                  1998            1997            1996

Revenues:
  Net investment income        $ 815,226       $ 847,048      $ 790,365
  Interest credited to
    policyholders               (562,238)       (594,084)      (572,719)
  Investment spread              252,988         252,964        217,646
  Net realized investment
    gains                            785          24,723          5,509
  Fee income:
    Surrender charges             17,487          15,968         14,934
    Separate account fees         20,589          17,124         15,987
    Management fees                4,760           3,261          2,613
  Total fee income                42,836          36,353         33,534

Expenses:
  Policy benefits                 (2,880)         (3,924)        (3,477)
  Operating expenses             (53,544)        (49,941)       (43,815)
  Amortization of deferred
    policy acquisition costs     (69,172)        (75,906)       (60,225)
Amortization of value of
    insurance in force            (8,238)        (10,490)       (10,196)
  Amortization of intangible
    Assets                        (1,256)         (1,128)        (1,130)
Total expenses                  (135,090)       (141,389)      (118,843)

Income before income taxes       161,519         172,651        137,846
Income taxes                     (52,919)        (59,090)       (47,222)

           Net income          $ 108,600       $ 113,561      $  90,624

                          See accompanying notes.

                      KEYPORT LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                              (in thousands)

                                                    Accumulated
                             Additional                Other
                     Common   Paid-in     Retained Comprehensive
                     Stock    Capital     Earnings    Income     Total

Balance,
 January 1, 1996      $3,015  $505,933   $307,611    $ 85,772 $  902,331

Comprehensive income
 Net income                              90,624        -        90,624
 Other comprehensive
   income, net of tax
  Net unrealized
   investment losses                       -        (12,173)   (12,173)
Comprehensive income                                              78,451

Balance,
 December 31, 1996     3,015   505,933    398,235      73,599    980,782

Comprehensive income
 Net income                             113,561        -       113,561
 Other comprehensive
   income, net of tax
     Net unrealized
      investment gains                               8,678      8,678
Comprehensive income                                            122,239

Balance,
 December 31, 1997     3,015   505,933    511,796      82,277  1,103,021

Comprehensive income
 Net income                             108,600        -       108,600
 Other comprehensive
   income, net of tax
     Net unrealized
      investment losses                    -        (56,024)   (56,024)
Comprehensive income                                              52,576

Dividends paid                          (20,000)       -       (20,000)

Balance,
 December 31, 1998    $3,015   $505,933  $600,396    $ 26,253 $1,135,597

                          See accompanying notes.

                      KEYPORT LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENT OF CASH FLOWS
                              (in thousands)

                                         Year ended December 31
                                     1998          1997         1996
Cash flows from operating
 activities:
  Net income                     $   108,600   $   113,561   $    90,624
  Adjustments to reconcile
   net income to net cash
   provided by operating
   activities:
     Interest credited to
       policyholders                 562,238       594,084       572,719
     Net realized investment
       gains                            (785)      (24,723)       (5,509)
     Amortization of value of
       insurance in force and
       intangible assets               9,494        11,618        11,326
     Net amortization on
       investments                    75,418        29,862       (29,088)
     Change in deferred policy
       acquisition costs             (33,687)      (10,252)      (24,403)
     Change in current and
       deferred income taxes           1,112        71,919         7,263
     Net change in other assets
       and liabilities               (53,786)        7,959       (41,012)
         Net cash provided by
           operating activities      668,604       794,028       581,920

Cash flows from investing
 activities:
  Investments purchased -
    available for sale            (6,789,048)   (4,548,374)   (4,365,399)
  Investments sold -
    available for sale             5,405,955     2,563,465     1,714,023
  Investments matured -
    available for sale             1,273,478     1,531,693     1,387,664
  Increase in policy loans           (24,089)      (21,888)      (34,467)
  Decrease in mortgage loans           5,545         6,343         7,500
  Other invested assets sold
    (purchased), net                  21,395       (48,921)     (130,087)
  Purchases of property and
    Equipment, net                    (4,953)       (6,213)       (1,622)
  Value of business acquired,
    net of cash                       (3,999)         -          (30,865)
       Net cash used in
         investing activities       (115,716)     (523,895)   (1,453,253)

Cash flows from financing
 activities:
  Withdrawals from policyholder
    accounts                      (1,690,035)   (1,320,837)   (1,154,087)
  Deposits to policyholder
    accounts                       1,224,991       950,472     2,134,504
  Dividends paid                     (20,000)         -             -
  Securities lending                (510,566)      495,194      (119,083)
       Net cash (used in) provided
         by financing activities    (995,610)      124,829       861,334

Change in cash and
  cash equivalents                  (442,722)      394,962        (9,999)
Cash and cash equivalents
  at beginning of year             1,162,347       767,385       777,384

Cash and cash equivalents at
  end of year                    $   719,625   $ 1,162,347   $   767,385

                          See accompanying notes.

                      KEYPORT LIFE INSURANCE COMPANY

                Notes to Consolidated Financial Statements

                             December 31, 1998

1.  Accounting Policies

Organization

Keyport Life Insurance Company offers a diversified line of fixed, indexed, and variable annuity products designed to serve the growing retirement savings market. These annuity products are sold through a wide ranging network of banks, agents, and security dealers throughout the United States.

The Company is a wholly owned subsidiary of Stein Roe Services Incorporated ("Stein Roe"). Stein Roe is a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial") which is a majority owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

Principles of Consolidation

The consolidated financial statements include Keyport Life Insurance Company and its wholly owned subsidiaries, Independence Life and Annuity
Company ("Independence Life"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Liberty Advisory Services Corp., and Keyport Financial Services Corp., (collectively the "Company").

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. All significant intercompany transactions and balances have been eliminated. Certain prior year amounts have been reclassified to conform to the current year's presentation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments in debt and equity securities classified as available for sale are carried at fair value, and after-tax unrealized gains and losses (net of adjustments to deferred policy acquisition costs and value of insurance in force) are reported as a separate component of accumulated other comprehensive income. The cost basis of securities is adjusted for declines in value that are determined to be other than temporary. Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for amortization of deferred policy acquisition costs and value of insurance in force.

                      KEYPORT LIFE INSURANCE COMPANY

1.  Accounting Policies (continued)

For the mortgage backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.

Mortgage loans are carried at amortized cost. Policy loans are carried at the unpaid principal balances plus accrued interest. Partnerships are accounted for by using the equity method of accounting. Partnership investments totaled $126.8 million and $117.3 million at December 31, 1998 and 1997, respectively.

Derivatives

The Company uses interest rate swap and cap agreements to manage its interest rate risk and call options and futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") to hedge its obligations to provide returns based upon this index.

The Company utilizes interest rate swap agreements ("swap agreements") and interest rate cap agreements ("cap agreements") to match assets more closely to liabilities. Swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company currently utilizes swap agreements to reduce asset duration and to better match interest rates earned on longer-term fixed rate assets with interest rates credited to policyholders.

Cap agreements are agreements with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional balance) to hedge against rising interest rates.

                      KEYPORT LIFE INSURANCE COMPANY

1.  Accounting Policies (continued)

Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest rate or price risk, designates the instruments as hedges, and assesses whether the instruments reduce the indicated risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period. From time to time, interest rate swap agreements, cap agreements and call options are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Conversely, if the terminated position was not accounted for as a hedge, or if the assets and liabilities that were hedged no longer exist, the position is "marked to market" and realized gains or losses are immediately recognized in income.

The net differential to be paid or received on interest rate swap agreements is recognized as a component of net investment income. Premiums paid for interest rate cap agreements are deferred and amortized to net investment income on a straight-line basis over the terms of the agreements. The unamortized premium is included in other invested assets. Amounts earned on interest rate cap agreements are recorded as an adjustment to net investment income. Interest rate swap agreements and cap agreements hedging investments designated as available for sale are adjusted to fair value with the resulting unrealized gains and losses, net of tax, included in accumulated other comprehensive income.

Premiums paid on call options are amortized into net investment income over the terms of the contracts. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date. Changes in intrinsic value of the call options are recorded as an adjustment to interest credited to policyholders. Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Futures that do not qualify as hedges are carried at fair value; changes in value are immediately recognized in income.

Fee Income

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

                      KEYPORT LIFE INSURANCE COMPANY

1.  Accounting Policies (continued)

Deferred Policy Acquisition Costs

Policy acquisition costs are the costs of acquiring new business which vary with, and are primarily related to, the production of new business. Such costs include commissions, costs of policy issuance, underwriting, and selling expenses. These costs are deferred and amortized in relation to the present value of estimated gross profits from mortality, investment spread, and expense margins. Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on fixed maturity securities the Company has designated as available for sale. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income. Deferred policy acquisition costs were decreased by $56.0 million and $126.9 million at December 31, 1998 and 1997, respectively, relating to this adjustment.

Value of Insurance in Force

Value of insurance in force represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits over periods not exceeding 10 years for annuities and 25 years for life insurance. Interest is accrued on the unamortized balance at the contract rate of 5.25%, 5.34% and 5.30% for the years ended December 31, 1998, 1997 and 1996, respectively.

The value of insurance in force is adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income. Value of insurance in force was decreased by $10.3 million and $31.8 million at December 31, 1998 and 1997, respectively, relating to this adjustment.

Estimated net amortization expense of the value of insurance in force as of December 31, 1998 is as follows (in thousands): 1999 - $11,013; 2000 -
$10,043;  2001  -  $8,823; 2002 - $7,803; 2003 - $6,975  and  thereafter  -
$32,252.

Intangible Assets

Intangible assets consist of goodwill arising from business combinations accounted for as a purchase. Amortization is provided on a straight-line basis ranging from ten to twenty-five years.

Separate Account Assets and Liabilities

The assets and liabilities resulting from variable annuity and variable life policies are segregated in separate accounts. Separate account assets, which are carried at fair value, consist principally of investments in mutual funds. Investment income and changes in asset values are allocated to the policyholders, and therefore, do not affect the operating results of the Company. The Company provides administrative services and bears the mortality risk related to these contracts.

                      KEYPORT LIFE INSURANCE COMPANY

          Notes to Consolidated Financial Statements (continued)

1.  Accounting Policies (continued)

As of December 31, 1998 and 1997, the Company also classified $42.3 million and $65.2 million, respectively, of fixed maturities and investments in certain mutual funds sponsored by affiliates of the Company as separate account assets.

Policy Liabilities

Policy liabilities consist of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to deferred annuities and single premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," and are calculated as if the companies filed their own income tax returns.

Effective July 18, 1997, due to changes in ownership of Liberty Financial, the Company is no longer included in the consolidated federal income tax return of Liberty Mutual. The Company will be eligible to file a consolidated federal income tax return with Liberty Financial in 2002. Independence Life, which until July 18, 1997, was required under federal tax law to file its own federal income tax return, may join with Keyport in a consolidated income tax return filing. Keyport Benefit may also join with Keyport in a consolidated income tax filing. Liberty Advisory
Services Corporation and Keyport Financial Services Corp. must file separate federal tax returns.

Cash Equivalents

Short-term investments having an original maturity of three months or less are classified as cash equivalents.

Recent Accounting Changes

As of January 1, 1998, the Company adopted SFAS No. 130 "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of SFAS 130 had no impact on the Company's net income or stockholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in stockholder's equity, to be included in accumulated other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

                      KEYPORT LIFE INSURANCE COMPANY

1.  Accounting Policies (continued)

Effective January 1, 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS 131 establishes standards for the reporting of financial information from operating segments in annual and interim financial statements. SFAS 131 requires that financial information be reported on the basis that it is reported internally for evaluating segment performance and deciding how to allocate resources to segments. The adoption of SFAS 131 did not have any effect on the Company's financial statements as management of the Company considers its operations to be one segment.

Recent Accounting Pronouncement

In June 1998, SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") was issued. SFAS 133 standardizes the accounting for derivative instruments and the derivative portion of certain other contracts that have similar characteristics by requiring that an entity recognize those instruments at fair value. This statement also requires a new method of accounting for hedging transactions, prescribes the type of items and transactions that may be hedged, and specifies detailed criteria to be met to qualify for hedge accounting. This statement is effective for fiscal years beginning after June 15, 1999. Earlier adoption is permitted. Upon adoption, the Company will be required to record a cumulative effect adjustment to reflect this accounting change. The Company has not completed its analysis and evaluation of the requirements and the impact of this statement.

2.  Acquisitions

On January 2, 1998, the Company acquired the common stock of American Benefit Life Insurance Company, renamed Keyport Benefit Life Insurance Company on March 31, 1998, a New York insurance company, for $7.4 million. The acquisition was accounted for as a purchase and, accordingly, operating results are included in the consolidated financial statements from the date of acquisition. In connection with the acquisition, the Company acquired assets with a fair value of $9.4 million and assumed liabilities of $3.2 million. Subsequent to the acquisition, the Company made a capital contribution to Keyport Benefit in the amount of $7.5 million.

In August 1996, the Company entered into a 100 percent coinsurance agreement for a $954.0 million block of single premium deferred annuities issued by Fidelity & Guaranty Life Insurance Company ("F&G Life"). Under this transaction, the investment risk of the annuity policies was transferred to Keyport. However, F&G Life will continue to administer the policies and will remain contractually liable for the performance of all policy obligations. This transaction increased investments by $923.1 million and value of insurance in force by $30.9 million.

                      KEYPORT LIFE INSURANCE COMPANY

3.  Investments

Fixed Maturities

As of December 31, 1998 and 1997, the Company did not hold any investments in fixed maturities that were classified as held to maturity or trading securities. The amortized cost, gross unrealized gains and losses, and fair value of fixed maturity securities are as follows (in thousands):

                                       Gross         Gross
                        Amortized    Unrealized    Unrealized
December 31, 1998         Cost          Gains        Losses     Fair Value

 U.S. Treasury
  securities           $    90,818  $     3,039  $     (192)  $    93,665
 Mortgage backed
  securities of U.S.
  government
  corporations and
  agencies                 940,075       28,404      (2,894)      965,585
 Debt securities
  issued by foreign
  governments              251,088        9,422     (16,224)      244,286
 Corporate securities    5,396,278      185,132    (156,327)    5,425,083
 Other mortgage
  backed securities      2,286,585       65,158     (19,546)    2,332,197
 Asset backed securities 1,941,966       25,955     (16,521)    1,951,400
 Senior secured loans      267,887        1,079      (3,978)      264,988

  Total fixed
    maturities         $11,174,697  $   318,189  $ (215,682)  $11,277,204

                                       Gross        Gross
                       Amortized    Unrealized    Unrealized
December 31, 1997        Cost          Gains        Losses     Fair Value

 U.S. Treasury
  Securities           $   128,580  $     1,107  $      (40)  $   129,647
 Mortgage backed
  securities of
  U.S. government
  corporations and
  agencies               1,089,809       49,536      (1,602)    1,137,743
 Debt securities
  issued by foreign
  governments              272,559       12,694      (4,966)      280,287
 Corporate securities    4,744,208      189,387     (83,562)    4,850,033
 Other mortgage
  backed securities      2,325,889       81,886      (2,579)    2,405,196
 Asset backed securities 2,200,689       26,178      (3,118)    2,223,749
 Senior secured loans      219,884         -            -         219,884

  Total fixed
   maturities          $10,981,618  $   360,788  $  (95,867)  $11,246,539

                      KEYPORT LIFE INSURANCE COMPANY

3. Investments (continued)

At December 31, 1998 and 1997, gross unrealized gains on equity securities, interest rate cap agreements and investments in separate accounts aggregated $7.8 million and $27.4 million, and gross unrealized losses aggregated $3.6 million and $6.9 million, respectively.

Net unrealized investment gains (losses) on securities included in other comprehensive income in 1998, 1997 and 1996 include: gross unrealized gains (losses) on securities of $(182.2) million, $73.7 million and $(64.4) million, respectively; reclassification adjustments for realized investment (gains) losses in net income of $3.5 million, $(31.2) million and $(7.2) million, respectively; and adjustments to deferred policy acquisition costs and value of insurance in force of $92.5 million, $(29.1) million and $54.2 million, respectively. The above amounts are shown before income tax expense (benefit) of $(30.2) million, $4.7 million and $(5.2) million, respectively.

Deferred tax liabilities for the Company's net unrealized investment gains and losses, net of adjustment to deferred policy acquisition costs and value of insurance in force, were $14.1 million and $44.3 million at December 31, 1998 and 1997, respectively.

No  investment in any person or its affiliates (other than bonds issued  by
agencies  of  the  United  States  government)  exceeded  ten  percent   of
stockholder's equity at December 31, 1998.

At  December 31, 1998, the Company did not have a material concentration of
financial   instruments  in  a  single  investee,  industry  or  geographic location.

At December 31, 1998, $1.1 billion of fixed maturities were below investment grade.

Contractual Maturities

The amortized cost and fair value of fixed maturities by contractual maturity as of December 31, 1998 are as follows (in thousands):

                                             Amortized         Fair
December 31, 1998                               Cost           Value

  Due in one year or less                    $   334,901    $   335,179
  Due after one year through five years        2,998,421      3,005,087
  Due after five years through ten years       1,638,535      1,656,238
  Due after ten years                          1,034,214      1,031,518
                                               6,006,071      6,028,022
  Mortgage and asset backed securities         5,168,626      5,249,182
                                             $11,174,697    $11,277,204

Actual maturities may differ because borrowers may have the right to call or prepay obligations.

                      KEYPORT LIFE INSURANCE COMPANY

3. Investments (continued)

Net Investment Income

Net investment income is summarized as follows (in thousands):

Year Ended December 31,              1998           1997          1996

Fixed maturities               $   810,521    $   811,688   $   737,372
Mortgage loans and other
    invested assets                 18,238         27,833        11,422
Policy loans                        33,251         32,224        30,188
Equity securities                    4,369          5,443         4,494
Cash and cash equivalents           38,269         34,449        36,138
    Gross investment income        904,648        911,637       819,614
Investment expenses                (17,342)       (15,311)      (12,708)
Amortization of options and
    interest rate caps             (72,080)       (49,278)      (16,541)
     Net investment income     $   815,226    $   847,048   $   790,365

As of December 31, 1998, the carrying value of fixed maturity investments that was non-income producing was $30.0 million.

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) are summarized as follows (in thousands):

Year Ended December 31,                    1998        1997       1996

Fixed maturities available for sale:
 Gross gains                            $  72,119  $  42,464  $   24,304
 Gross losses                             (59,730)   (19,146)    (17,814)
 Other than temporary declines in value   (28,322)      -            -

Equity securities                          14,754        (51)      1,492
Investments in separate accounts               93      7,912        (576)
Interest rate caps                         (2,397)      -            -
Other                                        -          -           (208)
Gross realized investment (losses) gains   (3,483)    31,179       7,198

Amortization adjustments of deferred
  policy acquisition costs and value
  of insurance inforce                      4,268     (6,456)     (1,689)

Net realized investment gains           $     785  $  24,723  $    5,509

                      KEYPORT LIFE INSURANCE COMPANY
          Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Proceeds from sales of fixed maturities available for sale were $5.4 billion, $2.6 billion and $1.7 billion, for the years ended December 31, 1998, 1997 and 1996, respectively.

4. Derivatives

Outstanding derivatives, shown in notional amounts along with their carrying value and fair value, are as follows (in thousands):

                                          Assets (Liabilities)
                                  Carrying     Fair   Carrying   Fair
                Notional Amounts    Value     Value     Value    Value
December 31    1998        1997     1998       1998      1997     1997

Interest
 rate swaps $2,369,000 $2,575,000 $(71,163) $(71,163) $(42,123) $(42,123)
Interest
 rate cap
 agreements    250,000    250,000     -          -         102       102
S&P 500
 Index call
 Options          -          -     535,628   607,022   323,343   345,294
S&P 500  Index
 Futures          -          -        (604)     (604)      752       752

The interest rate swap agreements expire in 1999 through 2005. The interest rate cap agreements expire in 1999 through 2000. The call options' and futures' maturities range from 1999 to 2002.

The Company currently utilizes swap agreements to reduce asset duration and to better match interest rates earned on longer-term fixed rate assets with interest credited to policyholders. Cap agreements are used to hedge against rising interest rates. Call options and futures contracts are used for purposes of hedging the Company's equity-indexed products. At December 31, 1998 and 1997, the Company had approximately $156.4 million and $155.0 million, respectively, of unamortized premium in call option contracts.

Fair values for swap and cap agreements are based on current settlement values. The current settlement values are based on quoted market prices and brokerage quotes, which utilize pricing models or formulas using current assumptions. Fair values for call options and futures contracts are based on quoted market prices.

There are risks associated with some of the techniques the Company uses to match its assets and liabilities. The primary risk associated with swap, cap and call option agreements is the risk associated with counterparty nonperformance. The Company believes that the counterparties to its swap, cap and call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

                      KEYPORT LIFE INSURANCE COMPANY

5.  Income Taxes

Income tax expense (benefit) is summarized as follows (in thousands):

                             Year Ended December 31,
                       1998             1997              1996

Current            $  12,150         $ (48,477)         $  52,369
Deferred              40,769           107,567             (5,147)
                   $  52,919         $  59,090          $  47,222

A reconciliation of income tax expense with the expected federal income tax expense computed at the applicable federal income tax rate of 35% is as follows (in thousands):

                                          Year Ended December 31,
                                       1998         1997         1996

Expected income tax expense         $  56,532   $  60,427     $  48,246
Increase (decrease) in income
  taxes resulting from:
    Nontaxable investment income       (2,152)     (1,416)       (1,216)
    Amortization of goodwill              440         396           396
    Other, net                         (1,901)       (317)         (204)
Income tax expense                  $  52,919   $  59,090     $  47,222

                      KEYPORT LIFE INSURANCE COMPANY

5.  Income Taxes (continued)

The components of deferred federal income taxes are as follows (in thousands):

                                                  December 31,
                                           1998                  1997

Deferred tax assets:
  Policy liabilities                   $   107,433           $   124,250
  Guaranty fund expense                      2,115                 2,795
  Net operating loss carryforwards           1,780                 2,111
  Deferred fees                              4,379                   -
  Other                                      1,318                 1,205
    Total deferred tax assets              117,025               130,361

Deferred tax liabilities:
  Deferred policy acquisition costs        (92,533)              (56,331)
  Value of insurance in force and
    intangible assets                      (23,322)              (18,022)
  Excess of book over tax basis of
    Investments                           (135,364)             (178,697)
  Separate account asset                      (478)                 (645)
  Deferred loss on interest rate swaps        (805)               (1,792)
  Other                                     (8,119)               (7,877)
    Total deferred tax liabilities        (260,621)             (263,364)
      Net deferred tax liability       $  (143,596)          $  (133,003)

As of December 31, 1998, the Company had approximately $5.1 million of purchased net operating loss carryforwards (relating to the acquisition of Independence Life). Utilization of these net operating loss carryforwards, which expire through 2006, is limited to use against future profits of Independence Life. The Company believes that it is more likely than not that it will realize the benefit of its deferred tax assets.

Income taxes paid were $21.5 million in 1998 and $46.9 million in 1996, while income taxes refunded were $8.0 million in 1997.

                      KEYPORT LIFE INSURANCE COMPANY

6.  Retirement Plans

Keyport employees and certain employees of Liberty Financial are eligible to participate in the Liberty Financial Companies, Inc. Pension Plan (the "Plan"). It is the Company's practice to fund amounts for the Plan sufficient to meet the minimum requirements of the Employee Retirement Income Security Act of 1974. Additional amounts are contributed from time to time when deemed appropriate by the Company. Under the Plan, all employees are vested after five years of service. Benefits are based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment, and the employee's estimated social security retirement benefit. The Company also has an unfunded non-qualified Supplemental Pension Plan ("Supplemental Plan") collectively with the Plan, (the "Plans"), to replace benefits lost due to limits imposed on Plan benefits under the Internal Revenue Code. Plan assets consist principally of investments in certain mutual funds sponsored by an affiliated company.

The following table sets forth the Plans' funded status (in thousands).

                                                    December 31,
                                                   1998         1997
Change in benefit obligation
  Benefit obligation at beginning of year         $ 12,594     $ 10,559
  Service cost                                         921          804
  Interest cost                                        960          829
  Actuarial loss                                     1,101          606
  Benefits paid                                       (294)        (204)
  Benefit obligation at end of year                 15,282       12,594

Change in plan assets
  Fair value of plan assets at beginning of year     7,801        6,399
  Actual return on plan assets                         593          901
  Employer contribution                                290          705
  Benefits paid                                       (294)        (204)
  Fair value of plan assets as end of year           8,390        7,801

Projected benefit obligation in excess of the
     Plans' assets                                   6,892        4,793
Unrecognized net actuarial loss                     (2,814)      (1,727)
Prior service cost not yet recognized in net
     periodic pension cost                            (138)        (160)
Accrued pension cost                              $  3,940     $  2,906

                      KEYPORT LIFE INSURANCE COMPANY

6.  Retirement Plans (continued)

The assumptions used to develop the actuarial present value of the projected benefit obligation and the expected long-term rate of return on plan assets are as follows:

                                          Year Ended December 31,
                                       1998         1997          1996

Pension cost includes the
     following components:
Service cost benefits earned
     during the period              $    921     $    804     $    717
Interest cost on projected
     benefit obligation                  960          829          725
Expected return on Plan assets          (610)        (525)        (468)
Net amortization and deferred
     amounts                              53           23           93
Total net periodic pension cost     $  1,324     $  1,131     $  1,067

The assumptions used to develop the actuarial present value of the projected benefit obligation and the expected long-term rate of return on plan assets are as follows:


Discount rate                                   6.75%     7.25%    7.50%
Rate of increase in compensation level          4.75%     5.00%    5.25%
Expected long-term rate of return on assets     9.00%     8.50%    8.50%

The Company provides various other funded and unfunded defined contribution plans, which include savings and investment plans and supplemental savings plans. For each of the years ended December 31, 1998, 1997 and 1996, expenses related to these defined contribution plans totaled (in thousands) $853, $702 and $590, respectively.

7.  Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company, and accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company in determining estimated fair value of financial instruments:

                      KEYPORT LIFE INSURANCE COMPANY

7.  Fair Value of Financial Instruments (continued)

Fixed maturities and equity securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturities not actively traded, the fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the securities. The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair value of mortgage loans are determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Policy loans:  The carrying value of policy loans approximates fair value.

Other invested assets: With the exception of call options, the carrying value for assets classified as other invested assets in the accompanying balance sheets approximates their fair value. Fair values for call options are based on market prices quoted by the counterparty to the respective call option contract.

Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value.

Policy liabilities: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

The fair values and carrying values of the Company's financial instruments are as follows (in thousands):

                             December 31,           December 31,
                                 1998                   1997
                        Carrying       Fair       Carrying     Fair
                         Value        Value        Value       Value
Assets:
  Fixed maturity
     securities       $11,277,204  $11,277,204  $11,246,539 $11,246,539
  Equity securities        24,649       24,649       40,856      40,856
  Mortgage loans           55,117       56,640       60,662      63,007
  Policy loans            578,770      578,770      554,681     554,681
  Other invested
     Assets               662,513      730,394      440,773     462,724
  Cash and cash
     Equivalents          719,625      719,625    1,162,347   1,162,347

Liabilities:
  Policy liabilities   12,504,081   11,647,558   12,086,076  11,366,534

                      KEYPORT LIFE INSURANCE COMPANY
          Notes to Consolidated Financial Statements (continued)

8. Quarterly Financial Data (unaudited)

The following is a tabulation of the unaudited quarterly results of operations (in thousands):

                                             1998 Quarters
                           March 31   June 30  September 30  December 31

Investment income         $ 206,075  $ 200,955   $ 201,158    $ 207,038
Interest credited to
   policyholders           (142,136)  (140,198)   (143,271)    (136,633)
Investment spread            63,939     60,757      57,887       70,405
Net realized investment
    gains (losses)              818     (2,483)      4,112       (1,662)
Fee income                    9,877     12,400      10,505       10,054
Pretax income                37,870     36,627      44,344       42,678
Net income                   26,049     24,092      29,779       28,680

                                            1997 Quarters
                           March 31   June 30  September 30  December 31

Investment income         $ 206,515  $ 210,655   $ 210,365    $ 219,513
Interest credited to
   Policyholders           (147,313)  (147,224)   (150,875)    (148,672)
Investment spread            59,202     63,431      59,490       70,841
Net realized investment
   gains                     12,796      2,669       4,951        4,307
Fee income                    8,252      8,578       9,841        9,682
Pretax income                47,423     39,914      39,876       45,438
Net income                   31,538     26,095      26,377       29,551

9.  Statutory Information

The Company is domiciled in Rhode Island and prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Rhode Island Insurance Department. Statutory surplus and statutory net income differ from stockholder's equity and net income reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, and income tax expense reflects only taxes paid or currently payable. The Company's statutory surplus and net income are as follows (in thousands):

                                      Year Ended December 31,
                             1998              1997               1996

Statutory surplus         $  790,935        $  702,610        $  567,735
Statutory net income          95,422           107,130            40,237

                      KEYPORT LIFE INSURANCE COMPANY

10.  Transactions with Affiliated Companies

The Company reimbursed Liberty Financial and certain affiliates for expenses incurred on its behalf for the years ended December 31, 1998, 1997 and 1996. These reimbursements included corporate, general, and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amounts reimbursed were $7.1 million for the year ended December 31, 1998 and $7.8 million for the years ended December 31, 1997 and 1996. In addition, certain affiliated companies distribute the Company's products and were paid $8.6 million, $7.2 million and $6.4 million by the Company for the years ended December 31, 1998, 1997, and 1996, respectively.

Keyport had mortgage notes in the original principal amount of $100.0 million on properties owned by certain indirect subsidiaries of Liberty Mutual. The notes were purchased for their face value. Liberty Mutual had agreed to provide credit support to the obligors under these notes with respect to certain payments of principal and interest thereon. As of December 31, 1998 and 1997, the amounts outstanding were $39.5 million. In January 1999, Liberty Mutual retired the mortgage notes with a payment of $39.7 million for all outstanding principal and interest.

Dividend payments to Liberty Financial from the Company are governed by insurance laws that restrict the maximum amount of dividends that may be paid without prior approval of the State of Rhode Island Insurance
Department. As of December 31, 1998, the maximum amount of dividends (based on statutory surplus and statutory net gains from operations) which may be paid by Keyport was approximately $59.1 million without such approval.

11. Commitments and Contingencies

Leases: The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2008. Rental expense (in thousands) amounted to $4,721, $3,408 and $3,213 for the years ended December 31, 1998, 1997 and 1996, respectively. For each of the next five years, and in the aggregate, as of December 31, 1998, the following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year (in thousands):

                            Year            Payments

                            1999          $    5,354
                            2000               5,311
                            2001               4,487
                            2002               4,342
                            2003               4,351
                            Thereafter        16,752

                      KEYPORT LIFE INSURANCE COMPANY
          Notes to Consolidated Financial Statements (continued)

11. Commitments and Contingencies (continued)

Legal Matters: The Company is involved at various times in litigation common to its business. In the opinion of management, provisions made for potential losses are adequate and the resolution of any such litigation is not expected to have a material adverse effect on the Company's financial condition or its results of operations.

Regulatory Matters: Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years. In 1998, 1997 and 1996, the Company was assessed $3.2 million, $5.9 million, and $10.0 million, respectively. During 1998, 1997 and 1996, the Company recorded $1.2 million, $1.0 million, and $1.0 million, respectively, of provisions for state guaranty fund association expense. At December 31, 1998 and 1997, the reserve for such assessments was $6.0 million and $8.0 million, respectively.

12. Year 2000 (Unaudited)

The Company relies significantly on computer systems and applications in its operations. Many of these systems are not presently Year 2000 compliant. These systems use programs that were designed and developed without considering the impact of the upcoming change in the century. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The Company's business, financial condition and results of operations could be materially and adversely affected by the failure of the Company's systems and applications (and those operated by third parties interfacing with the Company's systems and applications) to properly operate or manage these dates.

In addressing the Year 2000 issue, the Company has completed an inventory of its computer programs and assessed its Year 2000 readiness. The Company's computer programs include internally developed programs, third-party purchased programs and third-party custom developed programs. For programs which were identified as not being Year 2000 ready, the Company has implemented a remedial plan which includes repairing or replacing the programs and appropriate testing for Year 2000. The remediation plan is substantially complete and is currently in the final testing phase. The Company also identified its non-information technology systems with respect to Year 2000 issues. The Company initiated remediation efforts in this area and expects to complete this phase during 1999.

In addition, the Company has initiated communication with significant financial institutions, distributors, suppliers and others with which it does business to determine the extent to which the Company's systems are vulnerable by the failure of others to remediate their own Year 2000 issues. The Company has received feedback from such parties and is in the process of independently confirming information received from other parties with respect to their year 2000 issues.

                      KEYPORT LIFE INSURANCE COMPANY

12. Year 2000 (Unaudited) (continued)


The Company is developing, and will continue to develop, contingency plans for dealing with any adverse effects that become likely in the event the Company's remediation plans are not successful or third parties fail to remediate their own Year 2000 issues. The Company expects contingency planning to be substantially complete by June 1999. If necessary modifications and conversions are not made, or are not timely completed, or if the systems of the companies on which the Company's interface system relies are not timely converted, the Year 2000 issues could have a material impact on the financial condition and results of operations of the Company. However, the Company believes that with modifications to existing software and conversions to new software, the Year 2000 issue will not pose significant operational problems for its computer systems.

                                  PART C

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements:
          Included in Part B:
          KMA Variable Account:

           Statement of Assets and Liabilities - December 31, 1998 Statement of Operations and Changes in Net Assets for the years ended December 31, 1998 and 1997
           Notes to Financial Statements
          Keyport Life Insurance Company:
           Consolidated Balance Sheet - December 31, 1998 and 1997 Consolidated Income Statement for the years ended December 31,
              1998, 1997 and 1996
           Consolidated Statement of Stockholder's Equity for the years ended December 31, 1998, 1997 and 1996
           Consolidated Statement of Cash Flows for the years ended
              December 31, 1998, 1997 and 1996
           Notes to Consolidated Financial Statements


     (b)  Exhibits:

          (1) Resolution of the Board of Directors is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388).

          (2) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 (File No. 2-66388).

          (3) Principal Underwriter Agreement is incorporated by reference to Post-Effective Amendment 26 to Form N-4 (File No. 2-66388). Specimen agreement between Principal Underwriter and dealer is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388).

          (4) Contract FLEX(4) is incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 (File No. 266388). Endorsement END.A(52) for FLEX(4) is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388). Contract FLEX(4)V with Endorsement END.A(52) is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388). Contract FLEX(4)/WA is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388). Endorsement END.A(90) for Contracts issued July 1, 1993 to July 4, 1994 and Endorsement END.A(89), a replacement for END.A(52), for Contracts issued on or after July 5, 1994 are incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 (File No. 2-66388).

          (5) Application Form FLEX-APP(REV)3 is incorporated by reference to Post-Effective Amendment No. 31 to Form N-4 (File No. 2-66388).

          (6) Articles of Incorporation are incorporated by reference to Registrant's Form N-8B-2 (File No. 811-2290). Amendment to the Articles of Incorporation and the By-Laws incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388).

          (7)  Not applicable.

          (8) Participation Agreement is incorporated by reference to Post-Effective Amendment No. 24 to Form N-4 (File No. 2-66388).

          (9) Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 36 to Form N-4 (File No. 2-66388).


          (10) Consent of independent auditors is Exhibit 24(b)(10).


          (11) Not applicable.

          (12) Not applicable.

          (13) Schedule for computations of performance quotations is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388). Contract maintenance charge formulas for Total Return Calculation for Sub-Accounts other than CIF Sub-Account are incorporated by reference to Post-Effective Amendment #33 to Form N-4 (File No. 2-66388).

          (14) Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement (File No. 333-1043) filed on or about April 24, 1998.


          (27) Financial Data Schedule is Exhibit 27.


Item 25. Directors and Officers of the Depositor.

Name and Principal                       Positions and Offices
Business Address*                        with Depositor

Kenneth R. Leibler, President            Chairman of the Board
Liberty Financial Companies Inc.
One Financial Center, 24th Floor
600 Atlantic Avenue
Boston, MA  02110



Frederick Lippitt                        Director
The Providence Plan
740 Hospital Trust Building
15 Westminster Street
Providence, Rhode Island 02903

Robert C. Nyman                          Director
Nyman Manufacturing Company
275 Ferris Avenue
E. Providence, RI 02910-1001


Paul  H.  LeFevre, Jr.                   Acting President and Executive Vice
                                         President

Bernard R. Beckerlegge                   Senior Vice President and General
                                         Counsel

Bernhard M. Koch                         Senior Vice President and Chief
                                         Financial Officer

Stewart R. Morrison                      Senior Vice President and Chief
                                         Investment Officer

Francis E. Reinhart                      Senior Vice President and Chief
                                         Information Officer

Mark R. Tully                            Senior Vice President and Chief
                                         Sales Officer

Garth A. Bernard                         Vice President

Daniel C. Bryant                         Vice President and Assistant
                                         Secretary

Clifford O. Calderwood                   Vice President

James P. Greaton                         Vice President and Corporate
                                         Actuary

Jacob M. Herschler                       Vice President

Kenneth M. Hughes                        Vice President

James J. Klopper                         Vice President and Secretary

Leslie J. Laputz                         Vice President

Jeffrey J. Lobo                          Vice President - Risk Management

Suzanne E. Lyons                         Vice President - Human Resources

Jeffery J. Whitehead                     Vice President and Treasurer

Ellen L. Wike                            Vice President

Daniel T. H. Yin                         Vice President

Nancy C. Atherton                        Assistant Vice President

John G. Bonvouloir                       Assistant Vice President &
                                         Assistant Treasurer

Judith A. Brookins                       Assistant Vice President

Paul R. Coady                            Assistant Vice President

Stephen Cross                            Assistant Vice President and
                                         Assistant Controller

Alan R. Downey                           Assistant Vice President

Kenneth M. LeClair                       Assistant Vice President

Gregory L. Lapsley                       Assistant Vice President

Scott E. Morin                           Assistant Vice President and
                                         Controller

Michael J. Mulkern                       Assistant Vice President

Sean P. O'Brien                          Assistant Vice President

Robert J. Scheinerman                    Assistant Vice President

Teresa M. Shumila                        Assistant Vice President

Daniel T. Smyth                          Assistant Vice President

Donald A. Truman                         Assistant Vice President and
                                         Assistant Secretary


Frederick Lippitt                        Assistant Secretary

*125 High Street, Boston, Massachusetts 02110, unless noted otherwise.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

    The Depositor controls the Registrant, Variable Account A, Keyport 401 Variable Account, Keyport Variable Account I, and Keyport Variable Account II, under the provisions of Rhode Island law governing the establishment of these separate accounts of the Company.

    The Depositor controls Keyport Financial Services Corp. (KFSC), a Massachusetts corporation functioning as a broker/dealer of securities, through 100% stock ownership. KFSC files separate financial statements.

    The Depositor controls Liberty Advisory Services Corp. (LASC)(formerly known as Keyport Advisory Services Corp.), a Massachusetts corporation functioning as an investment adviser, through 100% stock ownership. LASC files separate financial statements.

     The   Depositor   controls  Independence  Life  and  Annuity   Company
(Independence Life), a Rhode Island corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

    The Depositor controls Keyport Benefit Life Insurance Company ("Keyport Benefit"), a New York corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

    The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement (File No. 333-1043) filed on or about February 6, 1998.

Item 27. Number of Contract Owners.


   At March 31, 1999, there were 9,845 Qualified Contract Owners and 10,541 Non-Qualified Contract Owners.


Item 28. Indemnification.

    Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies issued by ICI Mutual Insurance Company, Federal Insurance Company, Firemen's Fund Insurance Company, CNA and Lumberman's Mutual Casualty Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

    Keyport Financial Services Corp. is also principal underwriter of the SteinRoe Variable Investment Trust and Liberty Variable Investment Trust, which offer eligible funds for variable annuity and variable life insurance contracts.

The directors and officers are:

Name and Principal                  Position and Offices
Business Address*                   with Underwriter


Jacob M. Herschler                  Director

Paul T. Holman                      Director and Assistant Clerk

James J. Klopper                    Director, President and Clerk

Daniel C. Bryant                    Vice President

Rogelio P. Japlit                   Treasurer

Donald A. Truman                    Assistant Clerk


*125 High Street, Boston, Massachusetts 02110.

Item 30. Location of Accounts and Records.

    Keyport  Life Insurance Company, 125 High Street, Boston, Massachusetts
02110.

Item 31. Management Services.

   Not applicable.

Item 32. Undertakings.

   Incorporated by reference to Post-Effective Amendments Nos. 19 and 23 to Form N-4 (File No. 2-66388).

Representation

      Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this registration statement.

                              THE SIGNATURES

                                SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Boston and State of Massachusetts, on this 28th day of April, 1999.


                                         KMA Variable Account
                                            (Registrant)


                               BY:  Keyport Life Insurance Company
                                            (Depositor)


                               BY:  /s/PAUL H. LEFEVRE, JR.
                                    Paul H. LeFevre, Jr., Acting President

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Kenneth R. Leibler*               /s/ Paul H. LeFevre, Jr.    4/28/99
Kenneth R. Leibler                    Paul H. LeFevre, Jr.         Date
Director and Chairman of the Board    Acting President
                                      (Principal Executive Officer)


/s/ Frederick Lippitt *               /s/ Bernhard M. Koch*
Frederick Lippitt                     Bernhard M. Koch
Director                              Senior Vice President
                                      (Chief Financial Officer)


/s/ Robert C. Nyman*
Robert C. Nyman
Director



*BY:  /s/ James J. Klopper          April 28, 1999
     James J. Klopper                Date
     Attorney-in-Fact



* James J. Klopper has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement (File No. 333-1043, 811-7543) filed on or about April 24, 1998.





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                               EXHIBIT INDEX

Item                                                    Page


24(b)(10)   Consents of Independent Auditors............